                                                                Exhibit No. 10.3







                     NINTH AMENDMENT AND RESTATEMENT OF THE

                                   TEAM, INC.

                         SALARY DEFERRAL PLAN AND TRUST









                      ORIGINAL EFFECTIVE DATE OF THE PLAN:

                                 October 1, 1984

                             GENERAL EFFECTIVE DATE
                                     OF THE
                  NINTH AMENDMENT AND RESTATEMENT OF THE PLAN:

                                 January 1, 1989

                                 PLAN YEAR END:

                                  December 31st

                     NINTH AMENDMENT AND RESTATEMENT OF THE

                                   TEAM, INC.

                         SALARY DEFERRAL PLAN AND TRUST

                                TABLE OF CONTENTS

ARTICLE I.       Definitions.........................................         2
    1.1          "Account"...........................................         2
    1.2          "Act"...............................................         2
    1.3          "Actual Contribution Percentage"....................         2
    1.4          "Actual Deferral Percentage"........................         3
    1.5          "Administrative Committee"..........................         5
    1.6          "Affiliated Company" or "Affiliated
                 Companies"..........................................         6
    1.7          "Aggregate Account".................................         6
    1.8          "Annual Additions"..................................         6
    1.9          "Authorized Leave of Absence".......................         7
    1.10         "Beneficiary" or "Beneficiaries"....................         7
    1.11         "Break-in-Service"..................................         7
    1.12         "Code"..............................................         9
    1.13         "Considered Compensation"...........................         9
    1.14         "Deferral Contribution".............................        12
    1.15         "Determination Date"................................        12
    1.16         "Effective Date"....................................        12
    1.17         "Eligible Employee".................................        12
    1.18         "Employee"..........................................        12
    1.19         "Employer"..........................................        12
    1.20         "Employer Matching Contribution" and
                 "Employer Contribution".............................        13
    1.21         "Employer Real Property"............................        13
    1.22         "Employer Stock"....................................        13
    1.23         "Entry Dates".......................................        13
    1.24         "Excess Aggregate Contributions"....................        13
    1.25         "Excess Contributions"..............................        14
    1.26         "Family Member,"....................................        14
    1.27         "Forfeiture"........................................        14
    1.28         "Highly Compensated Eligible Employee"..............        14
    1.29         "Hour of Service"...................................        17
    1.30         "Key Employee"......................................        18
    1.31         "Marketable Obligation".............................        19
    1.32         "Member" or "Members"...............................        20
    1.33         "Net Income"........................................        20
    1.34         "Non-Key Employee"..................................        20
    1.35         "Plan"..............................................        21
    1.36         "Plan Year".........................................        21
    1.37         "Qualified Nonelective Contributions"...............        21
    1.38         "Qualifying Employer Security"......................        21
    1.39         "Retired Member"....................................        21
    1.40         "Signatory Company" or "Signatory
                 Companies"..........................................        21
    1.41         "Total Permanent Disability"........................        21
    1.42         "Transferred".......................................        22
    1.43         "Trust".............................................        22

    1.44         "Trust Fund"........................................        22
    1.45         "Trustee" or "Trustees".............................        22
    1.46         "Year of Service"...................................        22

ARTICLE II.      Employees Entitled to Participate...................        23
    2.1          Eligibility to Participate..........................        23
    2.2          Participation Status................................        24
    2.3          Participation and Service Upon Reemployment.........        25
    2.4          Full Participation..................................        26
    2.5          Transferred Employee................................        26
    2.6          Certification.......................................        27
    2.7          Notice to Employees.................................        27

ARTICLE III.     Contributions.......................................        27
    3.1          Deferral Contributions..............................        27
    3.2          Employer Matching Contributions and Employer
                 Contributions.......................................        29
    3.3          Actual Deferral Percentage Test.....................        31
    3.4          Time of Payment.....................................        35
    3.5          Administrative Committee to Prescribe Rules
                 Governing Deferral Contributions....................        36
    3.6          Prohibition Against Reversion.......................        36
    3.7          Excess Deferral Contributions.......................        36
    3.8          Actual Contribution Percentage Test.................        38
    3.9          Affiliated Companies................................        40

ARTICLE IV.      Allocation to Accounts..............................        42
    4.1          Certification by the Signatory Company..............        42
    4.2          Separate Account Maintained for Each Member.........        42
    4.3          Allocation of Deferral Contribution to
                 Members' Accounts...................................        42
    4.4          Allocation of Employer Matching
                 Contributions, Employer Contributions to
                 Members' Accounts...................................        43
    4.5          Daily Allocation of Trust Fund Income...............        44
    4.6          Daily Valuation of Trust Fund.......................        45
    4.7          Special Allocation Upon Termination, Partial
                 Termination, or Complete Discontinuance of
                 Employer Matching Contributions or Employer
                 Contributions.......................................        45
    4.8          Entry of Adjustments to Each Member's
                 Account.............................................        46
    4.9          Accounts for Transferred Members....................        46
    4.10         Rights in Trust Assets..............................        47
    4.11         Application of Forfeitures..........................        47

ARTICLE V.       Limitations on Annual Additions.....................        47
    5.1          Limitation Under this Plan..........................        47
    5.2          Limitation in Event of Member's Participation
                 in Defined Benefit Plan and Defined
                 Contribution Plan...................................        48
    5.3          Disposition of Excessive Annual Additions...........        49


                                       ii
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
    5.4          Combining of Plans..................................        50
    5.5          Transition Fraction.................................        51
    5.6          Right of Reversion..................................        51

ARTICLE VI.      Retirement and Designation of Beneficiary...........        52
    6.1          Normal Retirement Date..............................        52
    6.2          Designation of Beneficiary..........................        52

ARTICLE VII.     Vesting of Members' Interests.......................        54
    7.1          Vesting.............................................        54
    7.2          Death...............................................        55
    7.3          Retirement..........................................        55
    7.4          Disability..........................................        56
    7.5          Termination of Employment...........................        57
    7.6          Disposition of Unvested Amounts.....................        59
    7.7          Hardship Distribution...............................        60

ARTICLE VIII.    Claims for Plan Benefits............................        61
    8.1          Application for Benefits............................        61
    8.2          Processing of Claim.................................        62
    8.3          Notification to Claimant of Decision................        63
    8.4          Review Procedure....................................        63
    8.5          Decision on Review..................................        64
    8.6          Disputed Benefits...................................        64

ARTICLE IX.      Distributions from Trust Funds......................        65
    9.1          Occasions for Distributions.........................        65
    9.2          Consent to Distribution; Special Rules Upon
                 Reemployment........................................        65
    9.3          Manner of Distributions.............................        67
    9.4          Time of Distributions...............................        68
    9.5          Mandatory Distributions.............................        68
    9.6          Distribution to Minors or Persons under
                 Disability..........................................        69
    9.7          Community Property Interests - Interest of
                 Spouse of Member in the Event of Divorce............        70
    9.8          Incorporation of Revenue Procedure 93-12
                 Model Amendment.....................................        71

ARTICLE X.       Top Heavy Provisions................................        73
    10.1         Determination of Top Heavy Plan Status..............        73
    10.2         Determination of Super Top Heavy Plan Status........        73
    10.3         Aggregate Accounts..................................        74
    10.4         Aggregation Group...................................        74
    10.5         Top Heavy Plan Requirements.........................        75
    10.6         Allocations to Non-Key Employees....................        76

ARTICLE XI.      Other Qualified Plans...............................        78
    11.1         Transfers from Other Qualified Plans................        78
    11.2         Transfers to Other Qualified Plans..................        78

ARTICLE XII.     Administrative Committee............................        79
    12.1         Appointment, Resignation and Removal................        79


                                       iii


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
    12.2         Rights, Powers and Authority........................        79
    12.3         Administration......................................        80
    12.4         Annual Audit of Plan................................        81
    12.5         Chairman and Secretary..............................        82
    12.6         Quorum and Voting Majority..........................        82
    12.7         Limitation on Voting................................        83
    12.8         Delegation of Rights, Powers and Duties.............        83
    12.9         Liability...........................................        83
    12.10        Compensation and Expense............................        84
    12.11        Bonds...............................................        84
    12.12        Indemnity...........................................        85
    12.13        Reporting and Disclosure............................        85
    12.14        Quarterly Statement to Members......................        86
    12.15        Signatory Company to Supply Information.............        86

ARTICLE XIII.    Trustee.............................................        87
    13.1         Acceptance and Holding of Funds.....................        87
    13.2         Responsibility for Actions..........................        87
    13.3         Resolutions of Board of Directors...................        88
    13.4         Judicial Protection.................................        89
    13.5         Dealings with Third Parties.........................        89
    13.6         Annual Accounting by Trustee........................        90
    13.7         Preparation of Quarterly Statement to
                 Members.............................................        91
    13.8         Resignation of Trustee..............................        91
    13.9         Removal of Trustee..................................        91
    13.10        Appointment of Successor Trustee....................        91
    13.11        Trustee's Compensation and Expenses.................        92
    13.12        Bonds...............................................        93
    13.13        Indemnity...........................................        94

ARTICLE XIV.     Investment Powers of Trustee........................        94
    14.1         Standards; Prudent Man Rule.........................        94
    14.2         Powers of Trustee...................................        95
    14.3         Prohibited Transactions.............................        98
    14.4         Investment of Contributions.........................        99
    14.5         Investment Manager..................................       100

ARTICLE XV.      Loans to Members....................................       101
    15.1         Application and Limitation..........................       101
    15.2         Purposes of Loans...................................       103
    15.3         Terms...............................................       103
    15.4         Home Loans..........................................       105
    15.5         Recourse; Prohibition Against Distributions
                 While Loan Outstanding..............................       105
    15.6         Treatment of Loan Proceeds..........................       106
    15.7         Effect on Right to Participate in Plan..............       106
    15.8         Minimum Loan Amounts................................       106

ARTICLE XVI.     Amendment and Termination...........................       106
    16.1         Amendment - General.................................       106
    16.2         Amendments Necessary to Comply with
                 Intentions of Signatory Companies...................       108


                                       iv

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
    16.3         Termination with Respect to Signatory Company
                 Without Establishment of a Successor Plan...........       108
    16.4         Continuation of Plan and Trust by Successor.........       110

ARTICLE XVII.    Continuance of Plan by Successor....................       110
    17.1         Adoption of Plan by Successor.......................       110

ARTICLE XVIII.   Merger of Plan or Transfer of Plan Assets...........       111
    18.1         Transfer, Consolidation or Merger with
                      Another Plan...................................       111

ARTICLE XIX.     Adoption of Plan by a Signatory Company.............       111
    19.1         Method of Adoption..................................       111
    19.2         Withdrawal from the Plan............................       112

ARTICLE XX.      Recovery of Employer Contributions..................       113
    20.1         Initial Approval By Internal Revenue Service........       113

    20.2         Conditioned on Deductibility........................       114
    20.3         Limitations.........................................       115

ARTICLE XXI.     Miscellaneous.......................................       115
    21.1         Plan is a Voluntary Undertaking by the
                 Signatory Company...................................       115
    21.2         Benefit Provided Solely by the Trust Fund...........       115
    21.3         Nonalienation.......................................       115
    21.4         Applicable Law......................................       117
    21.5         Construction........................................       117
    21.6         Reference to Code or Act Sections...................       117
    21.7         Binding Agreement...................................       118
    21.8         No Joint Venture Implied............................       118
    21.9         Copies of Plan Available............................       118
    21.10        Titles and Headings.................................       118
    21.11        Counterparts........................................       118
    21.13        Agent for Service of Legal Process..................       119
    21.14        Withholding; Reports................................       119
    21.15        Single Plan.........................................       120



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
                     NINTH AMENDMENT AND RESTATEMENT OF THE

                                   TEAM, INC.

                         SALARY DEFERRAL PLAN AND TRUST

      THIS NINTH AMENDMENT AND RESTATEMENT of the Salary Deferral Plan and Trust (hereinafter sometimes called the "Plan" and "Trust") is made this 15th day of April, 1996, to be effective (except as otherwise indicated) as of the 1st day of January 1989, by and between Team, Inc., (hereinafter sometimes called the "Corporation") of Alvin, Texas and Clark A. Ingram (hereinafter sometimes collectively called "Trustee") of Houston, Texas.

                              W I T N E S S E T H:

         WHEREAS, on August 21, 1984 the Corporation previously adopted the Plan and Trust for the sole and exclusive benefit of its Employees and their Beneficiaries, effective October 1, 1984; and

         WHEREAS, the Plan was previously amended and restated on October 22, 1985, effective October 1, 1984 and subsequently amended on March 19, 1987, effective October 1, 1984; and amended March 9, 1988 effective January 1, 1988; and amended May 30, 1989 effective May 31, 1989; and amended March 26, 1991 effective January 1, 1989; and amended October 10, 1991 effective October 1, 1991; and amended January 2, 1994, effective January 1, 1993; and amended and restated on November 18, 1994, effective January 1, 1989; and

         WHEREAS, the Corporation, through the action of its Board of Directors, wishes to amend and restate the Plan and Trust effective the date set forth above so it may continue to qualify under

Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (including UCA '92 and OBRA '93); and

         WHEREAS, the Corporation wishes to amend and restate the Plan in order to make certain technical changes requested by the IRS for issuance of a favorable determination letter;

         NOW, THEREFORE, pursuant to the provisions of Article XVI, Section 16.1 of the Plan, the Plan is hereby amended and restated as follows:

                                   ARTICLE I.

                                   Definitions

         Unless the context reasonably requires a broader, narrower or different meaning, as used herein the following words and phrases shall have the meanings set forth below:

         1.1 "Account" means, with respect to a Member, the ledger account showing such Member's interest in the Trust Fund.

         1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended.

         1.3 "Actual Contribution Percentage" means, with respect to a specified group of Eligible Employees, the average of the ratios (expressed as a percentage, rounded to the nearest one-hundredth percent) calculated separately for each Eligible Employee in such group of:

                  (a) the sum of the following contributions paid under the Plan on behalf of each such Eligible Employee for such Plan Year;

                       (i) Employer Matching Contributions or any
                  other matching contributions that are not Qualified Nonelective Contributions;

                      (ii) any after-tax employee contributions
                  (including any Excess Contributions that are recharacterized pursuant to the provisions of
                  Article III, Section 3.3(2) of the Plan);

                     (iii) Qualified Nonelective Contributions
                  specifically designated for this purpose; and

                      (iv) Deferral Contributions specifically
                  designated for this purpose;

to

                  (b) the Eligible Employee's Considered Compensation for such Plan Year.

For purposes of subsection (a)(i) above, "matching contribution" shall mean (I) any Employer contribution made to the Plan on behalf of an Eligible Employee on account of an after-tax employee contribution made by such employee, (II) any Employer contribution made to the Plan on behalf of an Eligible Employee on account of such Employee's Deferral Contribution, and (III) any forfeitures allocated on the basis of after-tax employee contributions, Deferral Contributions or matching contributions.

         With respect to any Highly Compensated Eligible Employee who is eligible to participate in two or more plans of the Corporation or an Affiliated Company to which matching contributions, employee contributions or both are made, all such contributions on behalf of such Highly Compensated Eligible Employee must be aggregated for purposes of determining such Employee's Actual Contribution Percentage.

         1.4 "Actual Deferral Percentage" means, with respect to a specified group of Eligible Employees for each Plan Year, the average of the ratios (expressed as a percentage, rounded off to the nearest one-hundredth percent) calculated separately for each Eligible Employee in such group of:

                  (a) the amount of Deferral Contributions (including any Excess Deferrals as defined in Article III, Section 3.7 of the Plan and paid under the Plan), and any Qualified Nonelective Contributions on behalf of each such Eligible Employee for such Plan Year;

to

                  (b) the Eligible Employee's Considered Compensation for such Plan Year.

With respect to any Highly Compensated Eligible Employee who participates in two or more cash or deferred arrangements of the Corporation or Affiliated Company, this ratio shall be calculated by treating all such cash or deferred arrangements as one cash or deferred arrangement. The actual deferral ratio of an Eligible Employee, with respect to whom neither a Deferral Contribution nor a Qualified Nonelective Contribution is made, is zero.

         For the purpose of determining the Actual Deferral Percentage of a Highly Compensated Eligible Employee who is subject to the family aggregation rules of Code Section 414(q)(6) because such Member is either a "five percent owner" of the Corporation or one of the ten (10) Highly Compensated Eligible Employees paid the greatest amount of compensation (as defined under Code
Section 415) during the Plan Year, the following shall apply:

                  (1) The combined Actual Deferral Percentage for the family group (which shall be treated as one Highly Compensated Eligible Employee) shall be the Actual Deferral Percentage determined by aggregating elective contributions, compensation (as defined in Code
         Section 414(s)), and amounts treated as elective contributions of all Family Members. However, in applying the $200,000 limit to compensation (as defined in Code Section 414(s)) through the Plan Year ending December 31, 1993, and $150,000 limit to compensation (as defined in Code Section 414(s)) for the Plan Year beginning January 1, 1994, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the Plan Year.

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
                  (2) Elective contributions, compensation (as defined in Code
         Section 414(s)), and amounts treated as elective contributions of all Family Members shall be disregarded for purposes of determining the Actual Deferral Percentage of the non-Highly Compensated Eligible Employee group except to the extent taken into account in paragraph (1) above.

                  (3) If an employee is required to be aggregated as a member of more than one family group in a plan, all Eligible Employees who are members of those family groups that include the employee are aggregated as one family group in accordance with paragraphs (1) and (2) above.

                  (4) Except as provided in paragraph (1) above, "Family Member" means, with respect to an affected Member, such Member's spouse, such Member's lineal descendants and ascendants and their spouses, as described in Code Section 414(q)(6)(B).

Paragraphs (1) through (4) above shall be administered in accordance with Prop. Reg. Section 1.401(k)-1(g)(8)(iii) or its successor.

         Qualified Nonelective Contributions and Employer Matching Contributions may be treated as Deferral Contributions for purposes of determining a Member's Actual Deferral Percentage only if such Qualified Nonelective Contributions and Employer Matching Contributions (1) are nonforfeitable when made, and (2) are subject to the same distribution restrictions that apply to Deferral Contributions, without regard to whether they are actually taken into account as Deferral Contributions for such purpose. Qualified Nonelective Contributions and/or Employer Matching Contributions may be treated as Deferral Contributions only if the conditions described in Prop. Reg. Section 1.401(k)-1(b)(3) or its successor are satisfied.

         1.5 "Administrative Committee" means the committee appointed by the Corporation to administer the Plan.

         1.6 "Affiliated Company" or "Affiliated Companies" means a corporation or other organization which is a member of any controlled group of corporations, trades or businesses (as defined in Sections 414(b) and 414(c) of the Code, except that the phrase "fifty percent (50%) or more" shall be substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code) or is a member of an affiliated service group (as defined in Section 414(m) of the Code).

         1.7 "Aggregate Account" means, with respect to each Member, the value of the Account maintained on behalf of such Member, including all amounts attributable to Deferral Contributions, Employer Contributions, Employer Matching Contributions and any after-tax employee contributions.

         1.8 "Annual Additions" means the sum credited to a Member's Account for any "limitation year" of (1) Employer contributions, (2) employee contributions as determined under Sections 415(c)(2), 415(1) and 419A(d)(2) of the Code, (3) Forfeitures, if any, (4) amounts allocated, after March 31, 1984, to an individual medical account as defined in Section 415(l)(1) of the Code which is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit plan (as defined in
Section 419(e) of the Code) maintained by the Employer. The percentage limitation referred to in Article V, Section 5.1(b) shall not apply to: (1) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an "Annual Addition", or (2) any amount otherwise treated as an "Annual Addition" under Section 415(l)(1) of the Code.

         1.9 "Authorized Leave of Absence" means the following periods of absence:

                  (a) Absence due to accident, sickness or pregnancy as long as the Employee is continued on the employment rolls of the Signatory Company and remains eligible to return to work upon his recovery;

                  (b) Absence due to membership in the Armed Forces of the United States (but if such absence is not pursuant to orders issued by the Armed Forces of the United States, only if with the consent of the Signatory Com pany) provided that each such Employee shall apply for reinstatement in the employment of the Signatory Company within ninety
         (90) days after honorable discharge or after release to inactive duty, as the case may be; or

                  (c) Absence due to an approved leave of absence granted by a Signatory Company pursuant to established practices applied in a consistent and nondiscriminatory manner, provided each such Employee shall, prior to the expiration of such leave of absence, apply for rein statement in the employment of the Signatory Company.

         1.10 "Beneficiary" or "Beneficiaries" means such natural person or persons, or trustee of a trust for the benefit of a natural person or persons, as may be determined pursuant to the provisions of Article VI, Section 6.2 hereof. For purposes of determining whether the Plan is a Top Heavy Plan, a Beneficiary of a deceased Member shall be considered as either a Key Employee or a Non-Key Employee, depending upon whether such deceased Member was classified as a Key Employee or Non-Key Employee.

         1.11 "Break-in-Service" with respect to an Employee means any Plan Year during which such Employee completes five hundred (500) or fewer Hours of Service. Solely for the purpose of determining whether a Member has incurred a one-year Break-in-Service, Hours of Service shall be recognized for "maternity and paternity leaves of absence." A "maternity or paternity leave of absence" shall mean, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefor is necessary to prevent the Employee from incurring a one-year Break-in-Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrative Committee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed Five Hundred One (501). No Hours of Service will be credited for a "maternity or paternity leave of absence" unless the Employee furnishes to the Administrative Committee such timely information as it may reasonably require to substantiate the length and nature of such absence.

         Notwithstanding the foregoing, the severance from service date of an employee who is absent from service beyond the first anniversary of the first date of absence by reason of a maternity or paternity absence described in Section 410(a)(5)(E)(i) or Section 411(a)(6)(E)(i) of the Code is the second anniversary of the first date of such absence. The period between the first and second anniversaries of the first date of absence from work is neither a period of service nor a period of severance.

         1.12 "Code" means the Internal Revenue Code of 1986, as amended.

         1.13 "Considered Compensation" means, as to each Eligible Employee, all compensation paid or accrued to him after he has become eligible for the Plan by the Signatory Company during the Plan Year, including regular salary, hourly base pay, overtime pay, contractual bonuses, bonuses derived by formula, commissions, discretionary bonuses and Deferral Contributions, but excluding any Employer Contributions or any Employer Matching Contributions under this Plan and other contingent compensation. For Plan Years beginning on or after January 1, 1990 (or a later date permitted by Treasury regulations) for purposes of calculating the Actual Deferral Percentage and Actual Contribution Percentage, Considered Compensation shall be taken into account for the entire Plan Year of each Eligible Employee without regard to whether that Employee was eligible to participate in the Plan for the entire Plan Year.

         Considered Compensation shall not include the following:

                  (a) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Eligible Employee, or any distributions from a plan of deferred compensation;

                  (b) Amounts realized from the exercise of a non qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in
         Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

Considered Compensation shall be limited to two hundred thousand dollars ($200,000) or such greater amount as may be determined pursuant to Section 415(d) and Section 401(a)(17) of the Code. There will be attributed to any five percent (5%) owner or any of the ten (10) most Highly Compensated Employees any compensation paid to, contributions made by or on behalf of, or benefits provided for any family member of such five percent (5%) owner or Highly Compensated Employee, pursuant to Section 414(q)(6) of the Code and the regulations thereunder. For this purpose in applying the $200,000 limit above, such a Highly Compensated Employee and members of his family will be treated as a single employee with one compensation and the $200,000 limit will be allocated among the members of the family unit in proportion to each such family member's compensation (except for the purpose of determining compensation below the plan's integration level, if applicable). For this purpose the term "family member" means with respect to the affected Member, such Member's spouse, such Member's lineal descendants and ascendants and the spouses of such lineal descendants and ascendants, as described in Section 414(q)(6)(B) of the Code.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitations under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first

Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         1.14 "Deferral Contribution" means the amount each Member elects to have the Signatory Company pay to the Trustee on behalf of such Member pursuant to Article III, Section 3.1 of this Plan.

         1.15 "Determination Date" means, with respect to any Plan Year, (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         1.16 "Effective Date" of this Plan means October 1, 1984. The effective date of this Fifth Amendment and Restatement is January 1, 1989, except as otherwise set forth in Appendix A hereto.

         1.17 "Eligible Employee" means an Employee other than a laborer who has satisfied the service requirement of Article II, Section 2.1 and attained his Entry Date. Laborers shall not be eligible to participate in the Plan.

         1.18 "Employee" means any person who is now or shall hereafter become employed by a Signatory Company but excluding independent contractors, self-employed persons or employees who are nonresident aliens deriving no earned income (constituting income earned from sources within the United States) from a Signatory Company.

         1.19 "Employer" means the Corporation and any Signatory Company or Affiliated Company, and shall include all trades and businesses, whether or not incorporated, which are either under common control as determined under Sections 414(b) and 414(c) of the Code (as modified in Section 1.6 above) or an affiliated service group as determined under Section 414(m) of the Code, and any other entity required to be aggregated pursuant to the regulations under
Section 414(o) of the Code.

         1.20 "Employer Matching Contribution" and "Employer Contribution" means the amount contributed (if any) by the respective Signatory Companies on behalf of each Member which is equal to a percentage of such Member's Deferral Contribution and Considered Compensation, respectively. Any Employer Matching Contribution or Employer Contribution intended to qualify under Section 401(k) of the Code and intended to be included in the calculation of the Actual Deferral Percentage shall also be designated as a Qualified Nonelective Contribution.

         1.21 "Employer Real Property" means real property (and related personal property) which is leased to a Signatory Company or to an Affiliated Company of any such Signatory Company.

         1.22 "Employer Stock" means an equity security (preferred or common, voting or nonvoting) issued by a Signatory Company or by an Affiliated Company of any such Signatory Company.

         1.23 "Entry Dates" for each Plan Year are January 1, April 1, July 1, and October 1 of such Plan Year.

         1.24 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of:

                  (a) the aggregate amount of the after-tax employee contributions and Employer Matching Contributions that are not designated as Qualified Nonelective Contributions (and any qualified nonelective contribution or elective contribution such as a Deferral Contribution which are taken into account in computing the Actual Contribution Percentage) actually made on behalf of Highly Compensated Eligible Employees for such Plan Year, over

                  (b) the maximum amount of contributions permitted under the Actual Contribution Percentage Test for such

         Plan Year, as determined under the provisions of Article III, Section
         3.8 hereof.

         1.25 "Excess Contributions" means, with respect to any Plan Year, the excess of:

                  (a) the sum of the Deferral Contributions and Qualified Nonelective Contributions made on behalf of Highly Compensated Eligible Employees for such Plan year, over

                  (b) the maximum amount of contributions permitted under the Actual Deferral Percentage test for such Plan Year, as determined under the provisions of Article III, Section 3.3 hereof.

         1.26 "Family Member," unless defined differently elsewhere in this Plan, means with respect to an affected Member such Member's lineal descendants and ascendants and their spouses, as described in Code Section 414(q)(6)(B).

         1.27 "Forfeiture" means the nonvested balance of an Employee's Account which is forfeited in accordance with Article VII, Section 7.6 of the Plan because of termination from employment prior to full vesting.

         1.28 "Highly Compensated Eligible Employee" means an Eligible Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

                  (a) during the "determination year" or "look- back year" was a five-percent owner of the Employer, as defined in Section 416 of the Code and the regulations issued thereunder;

                  (b) received compensation during the "look-back year" from the Employer in excess of $75,000 (or such other amount in effect under Section 414(q)(1)(B) of the Code);

                  (c) received compensation during the "look-back year" from the Employer in excess of $50,000 (or such other amount in effect under Section 414(q)(1)(C) of the Code) and was in the top-paid group of employees for such Plan Year. An Employee is in the "top-paid group" of employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of Employees when ranked on the basis of compensation paid during such Plan Year. For purposes of determining the "top-paid group" of Employees for any Plan Year, Section 414(q)(8) of the Code and Q & A 9(b) of Treas. Reg. Section 1.414(q)-IT shall apply to exclude certain employees; or

                  (d) was during the "look-back year" an officer of the Employer (as defined in Section 416 of the Code and the regulations issued thereunder) and received compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) for such Plan Year. Notwithstanding the preceding sentence, for purposes of this subsection
         (d) the following rules shall apply:

                           (1) the number of officers taken into account for any year shall not exceed the lesser of

                                    (A) fifty (50) employees; or

                                    (B) the greater of three (3)
                           employees or ten percent (10%) of
                           employees; and

                           (2) if no officer of the Employer received
                  compensation greater than one hundred fifty percent (150%) of the amount in effect under Section 415(c)(1)(A) of the Code for such Plan Year, then the highest paid officer of the Employer shall be treated as having received such amount of compensation.

                  (e) were in the group consisting of the one hundred (100) Eligible Employees paid the greatest compensation during the "determination year" and were also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look- back year" as discussed below.

The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period or (if the Employer elects pursuant to Q & A 14 of Treas. Reg. Section 1.414(q)-IT) the calendar ending with or within the determination year. For purposes of this Section 1.28, "compensation" shall be defined under Section 414(q)(7) of the Code and the regulations thereunder.

         There will be attributed to any five percent (5%) owner or any of the ten (10) most highly compensated Eligible Employees any compensation paid to, contributions made by or on behalf of, or benefits provided for any family member of such five percent (5%) owner or highly compensated Eligible Employee, pursuant to Section 414(q)(6) of the Code and the regulations thereunder. "Family Member" for purposes of the preceding sentence means the spouse and the lineal ascendants and descendants (and spouses of such ascendants and descendants) of any employee or former employee. A former employee shall be treated as a Highly Compensated Eligible Employee if such former employee was a Highly Compensated Eligible Employee as defined herein at the time he separated from service or at any time after attaining age fifty-five (55). Except as provided by Section 416(i) of the Code, an Employee's status as a Highly Compensated Eligible Employee is to be determined by reference to the controlled group of corporations as provided in Section 414(b) of the Code, and employers aggregated under Sections 414(b), (c), (m) or (o) are treated as a single employer.

         Notwithstanding the preceding paragraph, an Employee who was not a Highly Compensated Eligible Employee, as defined in sub sections (b), (c) or
(d), for the immediately preceding Plan Year shall not be treated as a Highly Compensated Eligible Employee, as defined in subsections (b), (c) or (d), for the current Plan Year unless such Employee is a member of the group consisting of the one hundred (100) Employees paid the highest Considered Compensation during the current Plan Year.

         1.29 "Hour of Service" means a time of service determined under regulations prescribed by the Secretary of Labor. For purposes of this determination, "Hours of Service" shall include each hour for which an Employee is directly or indirectly paid by the Signatory Company for performance of duties and for reasons other than performance of duties such as vacation, holidays, sickness, disability, lay-off, Authorized Leaves of Absence, and similar paid periods; and each hour for which back pay, irrespec tive of mitigation of damages, has been either awarded or agreed to by a Signatory Company. All "Hours of Service" shall be credited to the Employee for the computation period or periods in which the duties were performed or, in cases where the Employee is paid for reasons other than the performance of duties, pursuant to the procedures outlined in Department of Labor Regulation Section 2530.200b-2(b) and (c); provided, however, where back pay has been either awarded or agreed to by the Signatory Company, such hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. If in a Plan Year a Signatory Company elects to credit hours by using an equivalency thereof found in Department of Labor Regulations Section 2530.200(b)-3(e), then "Hour of Service" shall mean on the basis of days of employment, ten (10) hours for each day for which the employee would be required to be credited with at least (1) Hour of Service under Department of Labor Regulation 2530.200(b)-2.

         1.30 "Key Employee" means any Employee or former Employee (and any Beneficiary of a Employee or former Employee) who, at any time during the Plan Year or any of the preceding four (4) Plan Years, is:

                  (a) an officer of the employer (as defined in Section 416 of the Code and the regulations issued thereunder) having annual compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year. Only incorporated employers will be considered as having officers;

                  (b) one of the ten Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in all employers required to be aggregated under Code Sections 414(b), 414(c), and 414(m). However, an Employee shall not be considered a top ten owner for a Plan Year under the preceding sentence if the Employee earns less than $30,000 in annual compensation (or such other amount adjusted in accordance with Section 415(c)(1)(A) of the Code) as in effect for the calendar year in which the Determination Date falls. For this purpose, if two Employees have the same such interest, the Employee having the greater Considered Compensation shall be treated as having the larger interest;

                  (c) a "five percent owner" of the employer. For this purpose "five percent owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the employer. In determining the ownership percentage, employers which would otherwise be aggregated under Sections 414(b), 414(c) and 414(m) of the Code shall be treated as separate employers; or

                  (d) a "one percent owner" of the employer having an annual compensation from the employer of more than $150,000. For this purpose "one percent owner" means any person who owns (or is considered owning within the meaning of Section 318 of the Code) more than one percent (1%) of the outstanding stock of the employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the employer. In determining the ownership percentage, the employers which would otherwise be aggregated under Sections 414(b), 414(c), and 414(m) of the Code shall be treated as separate employers. However, in determining whether an individual has compensation of more than $150,000, compensation from each employer required to be aggregated under Sections 414(b), 414(c) and 414(m) of the Code shall be aggregated.

         In addition, for Plan Years beginning after December 31, 1984, if a Member or Former Member has not performed any services for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, the Aggregate Account for such Member or Former Member shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan under Article X, Section 10.1 or 10.2.

         1.31 "Marketable Obligation" means a bond, debenture, note, certificate, or other evidence of indebtedness, referred to as an "obligation", if:

         (a) Such obligation is acquired:

               (1) On the market

                            (A) At the price of the obligation prevailing
                   on a national securities exchange which is registered with the Securities and Exchange Commission; or


                            (B) If the obligation is not traded on such
                   a national securities exchange, at a price not less favorable to the Plan than the offering price for the obligation as established by current bid and asked prices quoted by persons independent of the issuer;

               (2) From an underwriter, at a price

                            (A) Not in excess of the public offering
                   price for the obligation as set forth in a prospectus or offering circular filed with the Securities and Exchange Commission; and

                            (B) At which a substantial portion of the
                    same issue is acquired by persons independent of the issuer; or

               (3) Directly from the issuer, at a price not less favorable to the Plan than the price paid currently for a substantial portion of the same issue by persons independent of the issuer;

         (b) Immediately following acquisition of such obligation:

               (1) Not more than twenty-five percent (25%) of the aggregate amount of obligations issued in such issue and outstanding at the time of acquisition is held by the Plan; and

               (2) At least fifty percent (50%) of the aggregate amount referred to in subparagraph (1) is held by persons independent of the issuer; and

         (c) Immediately following acquisition of the obligation, not more than twenty-five percent (25%) of the assets of the Plan is invested in obligations of the Signatory Company or an Affiliated Company of the Signatory Company.

         1.32 "Member" or "Members" means an Eligible Employee or Eligible Employees who elects or elect to participate in the Plan during the Plan Year.

         1.33 "Net Income" means, as to each Signatory Company, such Signatory Company's taxable income as reflected on its federal income tax return for such year before provision for federal or state taxes based upon income and before Provision for the Signatory Company's Employer Matching Contribution or Employer Contribution under this Plan, but excluding all capital gains and income entitled to capital gains treatment included in such taxable income.

         1.34 "Non-Key Employee" is an Employee who is not a Key Employee at any time during the Plan Year or any of the preceding four (4) Plan Years and the Beneficiaries of such Employee.

         1.35 "Plan" means the Team, Inc. Salary Deferral Plan herein set forth and all subsequent amendments thereto.

         1.36 "Plan Year" begins on January 1 and ends on December 31.

         1.37 "Qualified Nonelective Contributions" means any Employer Contribution or Employer Matching Contribution (other than a Deferral Contribution) that satisfies the same vesting and distribution provisions applicable to Deferral Contributions as provided in Article VII of the Plan and is designated by the Administrative Committee as such.

         1.38 "Qualifying Employer Security" means a security issued by a Signatory Company or by an Affiliated Company of any such Signatory Company which is Employer Stock or a Marketable Obligation.

         1.39 "Retired Member" means a person who was at one time a Member and who has retired in accordance with the provisions of this Plan.

         1.40 "Signatory Company" or "Signatory Companies" means the Corporation, any of the Corporation's Affiliated Companies (and any other business organization) which adopts this Plan.

         1.41 "Total Permanent Disability" means a mental or physical disability which, in the opinion of a physician selected by the Administrative Committee, will prevent a Member from earning a reasonable livelihood and which:

               (a) Was neither contracted, suffered or incurred while such Member was engaged in, nor resulted from his having engaged in, a felonious criminal enterprise;

               (b) Did not result from an intentionally self inflicted injury;

               (c) Did not result from an injury incurred while a member of the Armed Forces of the United States after the Effective Date of this Plan and for which such Member receives a military pension; and

               (d) Did not result (directly or indirectly) from the Member's engaging in substance abuse as determined by the Administrative Committee under standards set forth in the substance abuse policy adopted by the Signatory Company which employs the Member.

         1.42 "Transferred" as used with respect to an Employee and "Transfer of an Employee" means the termination of employment of an Employee by one Signatory Company and the contemporaneous commencement of the employment of such Employee by another Signatory Company.

         1.43 "Trust" means the trust estate created herein or by the separate agreement of the Corporation and the Trustee.

         1.44 "Trust Fund" means the cash, bonds, stocks and other properties held by the Trustee pursuant to the Trust created under the Plan.

         1.45 "Trustee" or "Trustees" means Clark A. Ingram and any individual(s), corporation(s) or institution(s) appointed by the Corporation as successor Trustee(s).

         1.46 "Year of Service" means a period of twelve (12) consecutive months during which an Employee has not less than one thousand (1,000) Hours of Service with a Signatory Company or is on an Authorized Leave of Absence. For purposes of determining eligibility under Article II, an Employee's initial twelve (12) months of service with the Signatory Company, beginning with the day he first performs an Hour of Service, shall be the computation period used initially to determine whether he has a Year of

Service. However, if an Employee does not have at least one thousand (1,000) Hours of Service during his initial twelve (12) months of service, the one thousand (1,000) Hours of Service requirement shall be measured with respect to the Plan Year which includes the first anniversary of his employment commencement date and, where necessary, subsequent Plan Years. The computation of Years of Service before a Break-in-Service includes Years of Service required for eligibility plus all vesting computation periods based on one thousand (1,000) Hours of Service during a Plan Year. For all other purposes the computation of such period shall be made with reference to the Plan Year. Years of Service for eligibility and vesting and Years of Service for vesting purposes shall also include Hours of Service with an Affiliated Company to the extent designated by the Administrative Committee or as otherwise required by law.

                                   ARTICLE II.

                        Employees Entitled to Participate

         2.1 Eligibility to Participate. Every Employee except a laborer shall become a Member of the Plan on the Entry Date coincident with or next following the completion of one (1) Year of Service with a Signatory Company and the filing of a written application for membership with the Administrative Committee in which he authorizes payroll deductions, agrees to conform to the requirements of the Plan and furnishes to the Administrative Committee such information as is necessary to enable it to fulfill its duties and responsibilities under the terms and provisions of the Plan. If an Eligible Employee does not elect to participate in the Plan, he may become a Member on a subsequent Entry Date by submitting the required written application to the Administrative Committee prior to that Entry Date. A Member's election to make Deferral Contributions under this Plan shall in no way be made a direct or indirect condition of any other benefit provided by the Employer to such Member under this or any other plan or arrangement. The preceding sentence shall not apply to any Employer Matching Contribution made by reason of such election.

         2.2 Participation Status. In the event that any Member shall fail, in any Plan Year of his employment after the Effective Date, to accumulate one thousand (1,000) Hours of Service but does not incur a one (1) year Break-in-Service, his Account shall be placed on inactive status. In such case, such Plan Year shall not be considered as a Year of Service for the purpose of determining the Member's vested interest in accordance with Article VII, 7.1 hereof and the Member shall not share in any Employer Contributions for any such Plan Year, but he shall continue to receive Employer Matching Contributions and income allocations and valuation adjustments in accordance with Article IV, Sections 4.5 and 4.6 and shall continue to have the right to elect to make Deferral Contributions in accordance with Article III, Section 3.1 until his employment terminates as described in the following paragraph. In the event such Member accumulates one thousand (1,000) Hours of Service in a subsequent Plan Year, his Account shall revert to active status with full rights and benefits under this Plan restored. In the event a Member terminates employment for any reason, such Member shall (to the extent previously eligible):

                  (a) share in any Employer Matching Contributions and Employer Contributions through the date of his termination of employment,

                  (b) continue to receive income allocations and valuation adjustments on the amount in his Account pursuant to Article IV, Sections 4.5 and 4.6 after his termination of employment until the complete distribution of his Account pursuant to Article IX, and

                  (c) continue to have the right to elect to make Deferral Contributions in accordance with Article III, Section 3.1 until the date of his termination of employment.

         2.3 Participation and Service Upon Reemployment. Participation in the Plan shall cease upon termination of employment with the Signatory Company. Termination of employment may result from retirement, death, disability, voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Signatory Company by the date on which an Authorized Leave of Absence expires. Upon the reemployment of any person after the Effective Date who had previously been employed by the Signatory Company on or after the Effective Date, the following rules shall apply in determining his participation in the Plan:

                  (a) If the reemployed Employee did not during his prior period of employment satisfy the service requirement of Section 2.1 for participation in the Plan, his service during reemployment will be added to and counted with his service during the earlier employment in satisfying the service requirement of Section 2.1, except if such Employee incurred a one-year Break-in-Service prior to his reemployment commencement date, the earlier service prior to such Break-in-Service will not be counted and the eligibility computation period for such reemployed Employee shall begin with the Employee's reemployment commencement date and not his original date of employment; and

                  (b) If the reemployed Employee had previously satisfied the requirements of Section 2.1 and had been a Member of the Plan prior to his termination of employ-ment, he shall become an Eligible Employee on his reemployment commencement date.

For purposes of this section, an Employee's employment commencement date shall be the date he first performs an Hour of Service for the Signatory Company and his reemployment commencement date shall be the date he first performs an Hour of Service upon reemployment with the Signatory Company.

         2.4 Full Participation. A Member who completes a Year of Service shall participate fully in the Plan for such Plan Year. A Member who fails to complete a Year of Service in a Plan Year shall still be eligible to receive Employer Matching Contributions for such Plan Year. Employment for the full Plan Year shall not be required in order for a Member to be eligible to participate fully in the Plan for such Plan Year for purposes of sharing in Employer Matching Contributions and Employer Contributions. The number of Hours of Service completed by a Member during a particular Plan Year shall be the sole determinant as to whether a Member shall be credited with a Year of Service and thereby be entitled to participate fully in the Plan for such Plan Year. A Member shall be eligible for Employer Matching Contributions based upon his Considered Compensation earned during the portion of the Plan Year for which he makes Deferral Contributions into the Plan. There shall be no condition to participation in a Plan Year other than meeting the eligibility requirements of
Section 2.1 and attaining an Entry Date.

         2.5 Transferred Employee. An Employee's status as either an Employee, Eligible Employee or a Member shall not be deemed to be interrupted or severed by the fact that he is transferred from the employ of one Signatory Company to that of any other Signatory Company or performs services for more than one Signatory Company.

         2.6 Certification. Eligibility shall be determined and certified to the Trustee by the Administrative Committee, based upon information furnished by the Signatory Company, not later than thirty (30) days after each Entry Date.

         2.7 Notice to Employees. The Administrative Committee shall notify each Employee of his eligibility to participate within sixty (60) days before the Entry Date on which he will become an Eligible Employee under Section 2.1 hereof, and each such notice shall be accompanied by an enrollment form and a description of the Plan written in a manner reasonably calculated to be understood by the Employee. The Administrative Committee shall notify each Member whose Account is placed on inactive status, or restored to active status pursuant to Section 2.2 hereof, within a reasonable time after such action has been taken.

                                  ARTICLE III.

                                  Contributions

         3.1 Deferral Contributions. For each Plan Year beginning with the first Plan Year with respect to which this Plan is adopted by a Signatory Company, each Member employed by such Signatory Company may elect to have allocated to his Account as a Deferral Contribution any percentage (or dollar amount if authorized by the Administrative Committee in its sole discretion), not to exceed sixteen percent (16%) of his Considered Compensation for the Plan Year; provided, however, that the Administrative Committee in its discretion may (1) limit the percentage (or dollar amount) deferred by any Member who is a Highly Compensated Eligible Employee. The Deferral Contribution shall be paid through payroll deductions of the applicable percentage (or dollar amount) by the Signatory Company, and the compensation otherwise paid to the Member shall be reduced to the extent of such Deferral Contribution.

         The Member may change his Deferral Contribution percentage (or dollar amount) by filing the required form with the Administrative Committee before any Entry Date. The new Deferral Contribution shall become effective as of the Entry Date coincident with or next following the day after the Administrative Committee receives the form.

         The Member shall have the right to suspend his Deferral Contribution at any time by giving a written notification to the Administrative Committee. Such suspension shall become effective for the payroll period next following the payroll period during which such notification is received by the Administrative Committee. If the Member suspends his Deferral Contribution, he shall forfeit his right to elect to make additional Deferral Contributions until the next Entry Date. As of this next or any subsequent Entry Date, the Member may resume Deferral Contributions to his Account by filing the required form prior to an Entry Date, to take effect for the next payroll period following such Entry Date.

         Elections to make Deferral Contributions, increase or decrease Deferral Contributions, suspend Deferral Contributions or resume Deferral Contributions shall be in writing, signed by the Member, on such form or forms as the Administrative Committee shall provide. Upon termination of employment, the amount attributable to the Deferral Contribution allocated to the Member's Account shall be distributed pursuant to
Article VII of this Plan.

         Each Member's Deferral Contribution for a Plan Year under this Plan shall be limited to $7,000 (as adjusted for the cost of living, or such other amount provided in Section 402(g)(5) of the Code). If a Member's total personal deferral contributions exceed $7,000 (as adjusted for the cost of living, or such other amount provided in Section 402(g)(5) of the Code) in any Plan Year, the provisions of Article III, Section 3.7 hereof shall become applicable. The term "total personal deferral contributions" means the sum of all Deferral Contributions and any other "elective deferrals" by an Eligible Employee under any other cash or deferred arrangements or (qualified plan type) elective deferral vehicle of the Employer or any other employer, subject to any offset rules provided under the Code or regulations.

         No Deferral Contribution may be taken into account for purposes of determining whether any other contributions under this Plan or any other plan meet the requirements of Section 401(a) or Section 410(b) of the Code, or for purposes of satisfying the ("top heavy") minimum allocation rules of Article X,
Section 10.6 of this Plan. The preceding sentence shall not apply for purposes of determining whether a plan meets the percentage portion or average benefit requirement of Section 410(b)(2)(A)(ii) of the Code.

         3.2 Employer Matching Contributions and Employer Contributions. For each Plan Year beginning with the first Plan Year with respect to which this Plan is adopted by a Signatory

Company, such Signatory Company shall, subject to the limitations contained in
Section 3.3 hereof, contribute to the Trust an Employer Matching Contribution equal to a percentage of each Member's Deferral Contribution for such Plan Year, such Employer Matching Contribution to be determined by the Board of Directors of the Corporation, acting in its sole discretion. Effective October 1, 1991, unless otherwise so determined for a Plan Year, the Employer Matching Contribution shall be equal to an amount which is equal to fifty percent (50%) of each Member's Deferral Contribution but not in excess of three percent (3%) of such Member's Considered Compensation in such Plan Year (so that the annual amount of such Employer Matching Contribution does not exceed one and one-half percent (1.5%) of such Member's Considered Compensation in such Plan Year). The Corporation's Board of Directors shall have the right to make a larger or additional Employer Matching Contribution on behalf of Members who are not Highly Compensated Members for the purpose of assuring the Plan's compliance with the Actual Deferral Percentage Test of Section 3.3 of this Article and the Actual Contribution Test of Section 3.8 of this Article, and such additional Employer Matching Contribution for non-Highly Compensated Members shall be immediately and fully nonforfeitable and shall not be subject to the vesting schedule in Article VII, Section 7.1.

         For each Plan Year beginning with the first Plan Year with respect to which this Plan is adopted by a Signatory Company, such Signatory Company may, subject to the limitations contained in Section 3.3 of this Article, contribute to the Trust from the

Signatory Company's current or accumulated Net Income, but only to the extent thereof, an Employer Contribution equal to a percentage of an Eligible Employee's Considered Compensation, such sum to be determined by the Corporation's Board of Directors, acting in its sole discretion. Such Employer Contribution for any Plan Year will be allocated to an Eligible Employee pursuant to Article IV, regardless of whether the Eligible Employee makes Deferral Contributions for all or any part of such Plan Year.

         The aggregate of the Deferral Contributions, Employer Contribution and Matching Contribution for any Plan Year may not (subject to the provisions of this Article III, Section 3.2) exceed the Signatory Company's current or accumulated Net Income.

         The amount of the Employer Matching Contribution and Employer Contribution for each Plan Year shall be established by a resolution adopted by the Corporation's Board of Directors. Such resolution will be communicated to the Signatory Companies by the Corporation and to the Members by their respective Signatory Companies.

         3.3 Actual Deferral Percentage Test. If for the Plan Year the Actual Deferral Percentage for the group of Highly Compensated Eligible Employees (based upon Eligible Employee participation elections) would be more than the greater of:

                  (a) the Actual Deferral Percentage of all other
         Eligible Employees multiplied by 1.25; or

                  (b) the lesser of (i) two percentage (2%) points plus the Actual Deferral Percentage of all other Eligible Employees, or (ii) the Actual Deferral Percentage of all other Eligible Employees multiplied by two (2), such Excess Contribution shall be corrected in the manner set forth below. The calculation described in the preceding sentence is referred to herein as the "Actual Deferral Percentage Test." The Administrative Committee may, in its discretion, select either of the following methods of correction or any combination thereof in any Plan Year:

                  (1) The Excess Contributions (and income allocable thereto) may, if such Excess Contributions are designated by the Administrative Committee as distributions of Excess Contributions (and income), be distributed to the appropriate Highly Compensated Eligible Employees after the close of such Plan Year and within 12 months of the close of such Plan Year. The income allocable to Excess Contributions includes both income for the Plan Year for which the Excess Contributions were made and income for the period between the end of the Plan Year and the date of distribution, and will be calculated pursuant to Prop. Reg.
         Section 1.401(k)-1(f)(4). If feasible, the Administrative Committee shall in its sole discretion determine and distribute the amount of Excess Contributions within two and one-half (2 1/2) months after the end of the Plan Year. The Administrative Committee may distribute Excess Contributions without regard to any notice or consent otherwise required under the Plan or Section 411(a)(11) and Section 417 of the Code limiting distributions. The amount of Excess Contributions for a Highly Compensated Eligible Employee for a Plan Year is to be determined by the following leveling method, under which the actual deferral ratio of the Highly Compensated Eligible Employee with the highest actual deferral ratio is reduced to the extent required to satisfy the Actual Deferral Percentage Test set forth above or cause such Highly Compensated Eligible Employee's actual deferral ratio to equal the ratio of the Highly Compensated Eligible Employee with the next highest actual deferral ratio. This process must be repeated until the Actual Deferral Percentage Test is satisfied for such Plan Year. Except to the extent otherwise provided in regulations, both refunded Excess Deferrals and retained Excess Deferrals under Section 3.7 of this Article are taken into account in determining a Member's Actual Deferral Percentage for purposes of the above calculation.

                  (2) Any Employer Matching Contributions attributable or related to any Excess Contribution distributed pursuant to the provisions of the preceding paragraph (1) shall be forfeited and applied in the manner provided for other Forfeitures under Sections
         4.11 and 7.6 below.

                  (3) Within 2 1/2 months after the last day of the Plan Year, the Excess Contributions for such Plan Year may be recharacterized as after-tax employee contributions in accordance with the provisions of Treas. Reg. Section 1.401(k)-1(f)(3). The preceding sentence shall only be implemented if the Plan is amended to provide for the making of after-tax employee contributions for such Plan Year. Recharacterized Excess Contributions remain subject to the non-forfeitability requirements and distribution limitations that apply to Deferral Contributions. Excess Contributions will not be recharacterized with respect to a Highly Compensated Eligible Employee to the extent that the recharacterized amounts, in combination with employee contributions actually made by such Highly Compensated Eligible Employee, exceed the maximum amount of employee contributions (determined prior to the application of Code Section 401(m)(2)(A)) that such Highly Compensated Eligible Employee is permitted to make under the Plan in the absence of recharacterization.

         In no event shall the sum of the Deferral Contributions (including recharacterized Excess Contributions), and the Signatory Company's Employer Matching Contribution, and the Signatory Company's Employer Contribution exceed an amount equal to fifteen percent (15%) of the total Considered Compensation otherwise paid or accrued during such Plan Year of such Signatory Company plus the maximum amount deductible under the "carry-over" provisions of the Code relating to Employer Matching Contributions and Employer Contributions in previous years of less than the maximum amount permissible. In addition, in no event shall the aggregate of such Deferral Contribution, Employer Matching Contribution, Employer Contribution and the Signatory Company's contributions to all other qualified pension, profit sharing or stock bonus plans for such Plan Year exceed the amount deductible from the Signatory Company's income for such Plan Year under Section 404(a)(7) of the Code. In the event the aggregate of the Signatory Company's contributions under all plans would exceed such maximum deductible amount, the

Employer Matching Contribution and Employer Contribution to the Plans shall be reduced by the amount necessary to reduce the Signatory Company's aggregate contribution under all such plans to the maximum amount deductible under said section of the Code.

         Deferral Contributions will be taken into account under the Actual Deferral Percentage Test for a Plan Year only if such Deferral Contributions are allocated to the Eligible Employee as of a date within such Plan Year. For this purpose, a Deferral Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Deferral Contribution is actually paid to the Trust no later than twelve (12) months after the Plan Year to which the contribution relates.

         In the case of a Highly Compensated Eligible Employee whose Actual Deferral Percentage is determined under the family aggregation rules of Code
Section 414(q)(6), the determination of the amount of Excess Contributions shall be made as follows:

                  (3) If the Highly Compensated Eligible Employee's Actual Deferral Percentage is determined under Article I, Section 1.4(l)(ii), then the Actual Deferral Percentage is reduced in accordance with the leveling method described in Treas. Reg. Section 1.401(k)-1(f)(2) and the Excess Contributions for the family unit are allocated among the Family Members in proportion to the elective contributions of each Family Member that have been combined to determine the Actual Deferral Percentage.

                  (4) If the Highly Compensated Eligible Employee's Actual Deferral Percentage is determined under Article I, Section 1.4(1)(i), then the Actual Deferral Percentage is reduced in accordance with the leveling method described in Treas. Reg. Section 1.401(k)-1(f)(2) but not below the Actual Deferral Percentage of Family Members who are Non-Highly Compensated Eligible Employees without regard to family aggregation. Excess Contributions are determined by taking into account the contributions of the eligible Family Members who are Highly Compensated Eligible

         Employees without regard to family aggregation, and are allocated among such Family Members in proportion to each such Family Member's elective contributions. If further reduction of the Actual Deferral Percentage is required, Excess Contributions resulting from this reduction are determined by taking into account the contributions of all eligible Family Members and are allocated among such Family Members in proportion to the elective contribu tions of each Family Member.

Paragraphs (3) and (4) above shall be administered in accordance with Reg.
Section 1.401(k)-1(f)(5)(ii). Excess Contributions will be corrected in accordance with this Section 3.3 in a timely fashion to avoid disqualification of the Plan or other sanction imposed under the Code (including the imposition of tax under Code Section 4979).

         Excess Contributions will be corrected in accordance with this Section
3.3 in a timely fashion to avoid disqualification of the Plan or other sanction imposed under the Code (including the imposition of tax under Code Section
4979).

         3.4 Time of Payment. The Employer Matching Contribution and Employer Contribution of each Signatory Company for each Plan Year shall be paid to the Trustee in one or more installments as the Signatory Company (subject to the consent of the Corporation) may from time to time determine; provided, however, that all such installments shall be paid no later than the time prescribed by law for filing such Signatory Company's federal income tax return for such taxable year (including extensions thereof) and, if earlier with respect to the Employer Matching Contribution, no later than 12 months after the close of the Plan Year (or other period prescribed by final regulations).

         3.5 Administrative Committee to Prescribe Rules Governing Deferral Contributions. Deferral Contributions may be made only in accordance with such uniform rules and regulations as may be prescribed from time to time by the Administrative Committee. Such uniform rules and regulations of the Administrative Committee may, among other things and subject to the provisions set forth in the Plan, restrict Deferral Contributions to those made through authorized payroll deductions, require payroll deductions to be authorized on a specified periodic basis and suspend, for a specified period, the right to Deferral Contributions on the part of a Member who has discontinued his Deferral Contributions.

         3.6 Prohibition Against Reversion. In no event, except as expressly provided in Article XX and Article V, Section 5.6 hereof, shall the principal or income of the Trust herein created be paid to or revert to the Signatory Company, or be used for any purpose other than for the exclusive benefit of the Members or their Beneficiaries.

         3.7 Excess Deferral Contributions. The amount by which an Eligible Employee's Deferral Contribution (including for this purpose any other total personal deferral contributions within the meaning of Section 3.1 above) in any Plan Year exceeds the limitation in effect under Section 402(g)(1) of the Code and referred to in Section 3.1 above for such Plan Year shall be known as the Eligible Employee's Excess Deferral for such Plan Year. An Eligible Employee's Excess Deferral for any Plan Year shall not be considered as reducing such Eligible Employee's compensation under Article III, Section 3.1 to the extent of such Excess Deferral.

         An Eligible Employee's Excess Deferral is not required to be refunded to such Eligible Employee. However, notwithstanding any other provision of law or of this Plan limiting distributions, the Administrative Committee in its sole discretion may refund any Eligible Employee's Excess Deferral (plus any allocable income) to such Eligible Employee in accordance with the provisions set forth below. If a Member has made an Excess Deferral for his taxable year, the Member must notify the Administrative Committee in writing no later than the March 15th following the end of such taxable year, on the form prescribed by the Administrative Committee for this purpose, of the amount the Member requests to be distributed. The distribution to the Member shall be made after such taxable year but no later than the first April 15 following the close of such taxable year. Alternatively, the Administrative Committee may also provide for a distribution of the Excess Deferral during such taxable year, provided the following conditions are satisfied:

                  (a) The Member designates the distribution as an Excess Deferral;

                  (b) The distribution of the Excess Deferral is made after the date in which the Plan received the Excess
         Deferral; and

                  (c) The Administrative Committee designates the distribution as a distribution of an Excess Deferral.

The amount of Excess Deferral to be distributed to a Member for the Member's taxable year shall be reduced by any Excess Contribution previously distributed or recharacterized as an after-tax employee contribution under Section 3.3 of the Plan for the Plan Year beginning with or within such taxable year.

         3.8 Actual Contribution Percentage Test. If for the Plan Year the Actual Contribution percentage for the group of Highly Compensated Eligible Employees would be more than the greater of:

                  (a) the Actual Contribution Percentage for all other Eligible Employees multiplied by 1.25; or

                  (b) the lesser of (i) the Actual Contribution Percentage for all other Eligible Employees plus two percentage (2%) points, or (ii) the Actual Contribution Percentage for all other Eligible Employees multiplied by two (2), such Excess Aggregate Contributions, shall be corrected in the manner set forth below. The calculation described in the preceding sentence is referred to herein as the "Actual Contribution Percentage Test." The Excess Aggregate Contributions (and income allocable thereto) shall be distributed to (or, if forfeitable, in the discretion of the Administrative Committee uniformly applied, forfeited by) Highly Compensated Eligible Employees after the close of the Plan Year in which such Excess Aggregate Contributions arose and within 12 months after the close of the following Plan Year. If feasible, the Administrative Committee shall in its sole discretion determine and distribute the amount of Excess Aggregate Contributions within two and one-half (2 1/2) months after the end of the Plan Year. In the event of the complete termination of the Plan during such Plan Year, the distributions described in the preceding sentence shall be made after termination of the Plan and within the 12 months following such termination.

         The amount of Excess Aggregate Contributions for a Highly Compensated Eligible Employee for a Plan Year is to be determined by the following contribution leveling method, under which the actual contribution ratio of the Highly Compensated Eligible

Employee with the highest actual contribution ratio is reduced to the extent required to satisfy the Actual Contribution Percentage Test set forth above or to cause such Highly Compensated Eligible Employee's actual contribution ratio to equal the ratio of the Highly Compensated Eligible Employee with the next highest actual contribution ratio. This process must be repeated until the Actual Contribution Percentage Test is satisfied for such Plan Year.

         In determining the amount of Excess Aggregate Contributions under the leveling method set forth above, actual contribution ratios must be rounded to the nearest one-hundredth percent of the Eligible Employee's Considered Compensation. In no case shall the amount of Excess Aggregate Contributions with respect to any Highly Compensated Eligible Employee exceed the amount of the after-tax employee contributions and Employer Matching Contributions on behalf of such Highly Compensated Eligible Employee for such Plan Year. Excess Aggregate Contributions for a Plan Year shall be distributed or forfeited in accordance with the provisions set forth above and shall not remain unallocated or allocated to a suspense account for allocation to one or more Employees in any future year. The determination of the amount of Excess Aggregate Contributions with respect to a Plan Year shall be made after the determination and correction of Excess Deferrals under Article III, Section 3.7, and the determination and correction of Excess Contributions under Article III, Section 3.3, respectively, have been made.

         In the case of a Highly Compensated Eligible Employee whose Actual Contribution Percentage is determined under the family aggregation rules of Code Section 414(q), the determination of the amount of Excess Aggregate Contributions shall be made as follows:

                  (1) If the Highly Compensated Eligible Employee's Actual Contribution Percentage is determined by combining the contributions and compensation of all Family Members, then the Actual Contribution Percentage is reduced in accordance with the leveling method described in Reg. Section 1.401(m)-1(e)(2) and the Excess Aggregate Contributions for the family unit are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined to determine the Actual Contribution Percentage.

                  (2) If the Highly Compensated Eligible Employee's Actual Contribution Percentage is determined by combining the contributions of only those Family Members who are Highly Compensated Eligible Employees without regard to family aggregation, then the Actual Contribution Percentage is reduced in accordance with the leveling method described in Reg. Section1.401(m)- 1(e)(2) but not below the Actual Contribution Percentage of Family Members who are Non-Highly Compensated Eligible Employees without regard to family aggregation. Excess Aggregate Contributions are determined by taking into account the contributions of the eligible Family Members who are Highly Compensated Eligible Employees without regard to family aggregation and are allocated among such Family Members in proportion to each such Family Member's employee contributions and Employer Matching Contributions. If further reduction of the Actual Contribution Percentage is required, Excess Aggregate Contributions resulting from this reduction are deter mined by taking into account the contributions of all eligible Family Members and are allocated among such Family Members in proportion to the employee contribu tions and Employer Matching Contributions of each Family Member.

Paragraphs (1) and (2) above shall be administered in accordance with Reg. Section 1.401(m)-1(e)(2)(iii).

         3.9 Affiliated Companies. If any Signatory Company is prevented in whole or in part from making an Employer Matching Contribution or Employer Contribution to the Trust, which it would otherwise have made under the Plan by reason of having no current or accumulated Net Income or because such Net Income is less than the Employer Matching Contribution and Employer Contribution which it would otherwise have made, then so much of the Employer Matching Contribution and Employer Contribution which such Signatory Company was so prevented from making may be made for the benefit of the Members employed by such Signatory Company by the other Signatory Companies (subject to the approval of the Corporation) to the extent of the current or accumulated Net Income of such other Signatory Companies; except that the portion of the total prevented Employer Matching Contribution and Employer Contribution which may be contributed by each such other Signatory Company shall be limited to the proportion that its total current Net Income remaining after adjustments for its own Employer Matching Contribution and Employer Contribution to the Plan made without regard to this
Section 3.9 bears to the total current Net Income of all the Signatory Companies remaining after adjustment for all Employer Matching Contributions and Employer Contributions made to the Plan without regard to this Section. The foregoing, however, shall apply only to those Signatory Companies which constitute an "affiliated group" within the meaning of the provisions of the Code relating to employer deductions for contributions to profit sharing plans. A Signatory Company on behalf of whose Members an Employer Matching Contribution and Employer Contribution is made under this Section 3.9 shall not unless otherwise required by law or the Corporation reimburse the contributing Signatory Company.

                                   ARTICLE IV.

                             Allocation to Accounts

         4.1 Certification by the Signatory Company. As soon as practicable after the end of the first Plan Year and the end of each succeeding Plan Year thereafter, the Signatory Company shall certify to the Administrative Committee the amount of its Employer Matching Contribution and Employer Contribution (if any) for the Plan Year then ended and the names of the Members entitled to share therein, the amount of Considered Compensation paid to each Member for such Plan Year and the amount of Considered Compensation paid to all Members for such Plan Year. Such certification shall be conclusive evidence of such facts.

         4.2 Separate Account Maintained for Each Member. The Administrative Committee shall create and maintain adequate records to disclose the interest in the Trust Fund of each Member, Retired Member and Beneficiary. Such records shall be in the form of individual Accounts, and credits and charges shall be made to such Accounts in the manner herein described. The maintenance of individual Accounts is only for accounting purposes and a segregation of the assets of the Trust Fund to each Account shall not be required.

         4.3 Allocation of Deferral Contribution to Members' Accounts. At the end of each payroll period under procedures adopted by the Administrative Committee, the Signatory Company shall transfer the Deferral Contributions to the Trustee and shall certify to the Administrative Committee the names of the Eligible Employees, the names of the Members, and the Deferral Contribution amount for each

Member. The Administrative Committee shall allocate the Deferral Contribution made on behalf of a Member directly to such Member's Account.

         4.4 Allocation of Employer Matching Contributions, Employer Contributions to Members' Accounts. The Administrative Committee shall determine the Deferral Contribution amount for each Member of the Plan. The Administrative Committee shall then, under procedures adopted by it, allocate an amount from the Signatory Company's Employer Matching Contribution (if any) to the Member's Account which is equal to the matching percentage, as determined by the Corporation's Board of Directors under Article III, Section 3.2 hereof, of the Member's Deferral Contribution for the Plan Year.

         The Administrative Committee shall allocate the aggregate of Employer Contributions made by all the Signatory Companies for each Plan Year among each Member employed by any such Signatory Company who has completed a Year of Service for such Plan Year in the pro portion that the Considered Compensation of each Member bears to the total Considered Compensation of all such Members for such Plan Year. This allocation shall be a single allocation of the aggregate annual Employer Contribution among all such eligible Members for such Plan Year.

         If a Member has been transferred or performs services for more than one
(1) Signatory Company during the Plan Year, such Member shall be entitled to have allocated to his Account a portion of the Employer Matching Contribution and Employer Contribution made by each Signatory Company by whom such Member was employed during such Plan Year and the amount allocated to the Member's Account shall be computed with respect to each Signatory Company in the manner hereinabove provided based (in the case of Employer Matching Contributions) upon the Deferral Contribution made on his behalf by each Signatory Company during the Plan Year and (in the case of Employer Contributions) upon the Considered Compensation earned by the Member from each Signatory Company during the Plan Year. A Member shall not receive a lesser allocation to his Account by reason of having been transferred or having performed services for more than one (1) Signatory Company during the Plan Year than such Member would have received had his Deferral Contribution or Considered Compensation for the Plan Year been paid by one Signatory Company. If an adjustment of the allocation to such Member's Account is necessary in order to achieve this result, it shall be made by the Signatory Company with whom such Member was employed for the greatest portion of the Plan Year.

         4.5 Daily Allocation of Trust Fund Income. The Administrative Committee shall determine the amount of income earned by each class of investment on a daily basis. The Administrative Committee shall allocate such income among the Members in the proportion that the amount in each Member's Account invested in each class of investment at the end of each day bears to the aggregate amount of all Members' Accounts invested in such class of investments at the end of each day.

         However, in the event that a Member receives a distribution from his Account during any day, the allocation of income to such Member's Account for each day shall be based upon his reduced Account balance at the end of the day and the amount invested in each class of investment as of the end of each day. If a Member receives the total balance in his Account during each day, he shall not be entitled to an income allocation for each day.

         4.6 Daily Valuation of Trust Fund. The Trustee shall revalue the Trust Fund at its then fair market value on a daily basis and allocate any appreciation or depreciation in the Trust Fund among the Members in the proportion that the amount in each Member's Account invested in such class of investments bears to the aggregate amount of all Member's Accounts at the end of each day after the allocation of income under Section 4.5.

         However, in the event that a Member receives a distribution from his Account during a day, the valuations adjustment allocated to such Member's Account for the day shall be based upon his reduced Account balance at the end of the day. If a Member receives the total balance in his Account during a day, he shall not be entitled to a valuation adjustment for the day. However, the Administrative Committee shall have the authority to change the number of times the Trust Fund is revalued during the Plan Year, provided that such authority is exercised in a non-discriminatory manner.

         4.7 Special Allocation Upon Termination, Partial Termination, or Complete Discontinuance of Employer Matching Contributions or Employer Contributions. Notwithstanding any other provision of this instrument to the contrary, if:

                  (a) the Plan is terminated pursuant to Article XVI,
         Section 16.3 hereof; or

                  (b) the Plan is terminated with respect to a group of Members resulting in a partial termination of the Plan, all previously unallocated funds shall be allocated to the Accounts of the Members at the time of such termination, partial termination or Employer Contributions under the Plan using the allocation methods prescribed by Sections
4.3 through 4.5 hereof as appropriate depending on the nature and source of such unallocated funds.

         4.8 Entry of Adjustments to Each Member's Account. The Administrative Committee shall credit to each Member's Account such Member's portion of the adjustments and allocations required by Sections 4.3 through 4.5 of this Plan, so that all such adjustments and allocations become effective and shall be entered into each Member's Account as of the end of the Plan Year to which they are attributable unless required more frequently by the Administrative Committee pursuant to Sections 4.4 and 4.5.

         4.9 Accounts for Transferred Members. In the case of a Member who has transferred or performs services for more than one Signatory Company during a Plan Year, the Administrative Committee shall maintain on its books such Member's Account and open or reopen an Account for such Member with respect to each Signatory Company to which the Member has transferred. In this fashion, the Administrative Committee may maintain several different Accounts with respect to each Transferred Member. However, the foregoing provisions of this Section 4.9 are for administrative convenience only. For all other purposes under this Plan, all Accounts of each Transferred Member shall be regarded as one Account, which shall be attributable to the Signatory Company by whom such Transferred Member is then employed.

         4.10 Rights in Trust Assets. No such allocations, adjust ments, credits or transfers shall ever vest in any Member any right, title or interest in the Trust Fund except at the times and upon the terms or conditions below set forth. Such Trust Fund shall, as to all Accounts of Members, be a commingled fund, and all securities purchased or otherwise acquired by the Trustee under the Plan shall be issued in the name of the Trustee for the Team, Inc. Salary Deferral Plan, or in such other name or names as the Trustee shall designate.

         4.11 Application of Forfeitures. The Administrative Committee shall, within thirty (30) days after the end of each Plan Year, determine the Members from the Signatory Company who have forfeited all or part of their respective interests in their Accounts pursuant to the provisions of Article VII, Sections 7.5(a) and 7.6 hereof, during such Plan Year and shall certify such information to the Trustee. The total amount of all Forfeitures shall then be used to reduce such Signatory Company's current and future Employer Matching Contributions and Employer Contributions under Article III, Section 3.2 of the Plan.

                                   ARTICLE V.

                         Limitations on Annual Additions

         5.1 Limitation Under this Plan. Notwithstanding any provi sions herein to the contrary, the Annual Addition to the Accounts of any Member under all defined contribution plans of his Employer (as that term is defined in Section
5.4 hereof) for any Plan Year cannot exceed the lesser of:

                  (a) Thirty thousand dollars ($30,000) or such greater amount as may be determined pursuant to Section

         415(c)(1)(A) of the Code, as adjusted under Section
         415(d) of the Code; or

                  (b) Twenty-five percent (25%) of the Member's compensation from his Employer for such Plan Year, as determined under Section 415(c)(3) of the Code and the regulations thereunder.

         5.2 Limitation in Event of Member's Participation in Defined Benefit Plan and Defined Contribution Plan. In any case in which an Employee is a participant in both a defined benefit plan and this Plan, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year may not exceed 1.0 except as may be permitted by Section 2004(a)(3) or otherwise under the Act. The defined benefit plan fraction for any year is a fraction (a) the numerator of which is the projected annual benefit of the Member under the plan (determined as of the close of the Plan Year); and (b) the denominator of which is the lesser of: (i) the product of 1.25, multiplied by the dollar limitation in effect for such Plan Year under Section 415(b)(1)(A) of the Code, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Member for such Plan Year. The defined contribution plan fraction for any year is a fraction (a) the numerator of which is the sum of the Annual Additions to the Member's Account as of the close of the Plan Year; and (b) the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Year of Service: (i) the product of 1.25, multiplied by the dollar limitation in effect for such Plan Year as may be determined pursuant to Section 415(c)(1)(A) of the Code, or (ii) the product of 1.4, multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such Plan Year. The Administrative Committee shall reduce the numerator of the defined contribution plan fraction in order that their sum shall not exceed 1.0 for any Plan Year in accordance with Section 5.3 hereof.

         However, 1.0 shall be substituted for 1.25 for any Top Heavy Plan Year unless an extra minimum Employer Matching Contribution equal to one percent (1%) of the Considered Compensation of all Members who are Non-Key Employees is allocated among such Members pursuant to Article IV, Section 4.3. Notwithstanding the foregoing, 1.0 shall be substituted for 1.25 for any Plan Year in which the Plan is a Super Top Heavy Plan.

         5.3 Disposition of Excessive Annual Additions. If as a result of a reasonable error in estimating a Member's Considered Compensation, the Annual Additions under the terms of the Plan for a particular Member would cause the limitations of Section 415 of the Code which are applicable to that Member for that Plan Year to be exceeded, the excess amounts shall not be deemed Annual Additions to such Member's Account in that Plan Year, but shall be treated as follows:

                  (a) The excess amounts attributable to Employer Matching Contributions or Employer Contributions in the Member's Account must be allocated and reallocated to the Accounts of the other Members in the Plan, pursuant to the provisions of Article IV, Section 4.3. However, if the allocation or reallocation of the excess amounts further causes the limitations of Section 415 of the Code to be exceeded with respect to each Plan Member for that Plan Year, then these amounts must be held unallocated in a suspense account. If a suspense account is in existence at any time during a particular Plan Year (other than the Plan Year described in the preceding sentence), all amounts in the suspense account must first be allocated and reallocated to Members' Accounts

         (subject to the limitations of Section 415 of the Code) before any Employer Matching Contributions or Employer Contributions may be made to the Plan for that Plan Year.

                  (b) Notwithstanding the provisions of paragraph (a) above, to the extent that Annual Additions in excess of the permissible limit of Code Section 415 result from a reasonable error in determining total elective deferrals as defined in Treas. Reg. Section 1.415-6(b)(6), then such excess Annual Additions may be corrected by distributing elective deferrals to the Member to the extent necessary to eliminate the amount in excess of the Code Section 415 limitation. The amount distributed is includible in the Member's income for the taxable year in which it is distributed, and is characterized for tax and reporting purposes as a corrective distribution rather than a distribution of benefits. This paragraph (b) shall be administered in accordance with the provisions of Treas. Reg. Section 1.415-b(b)(6)(iv) and Revenue Procedure 92-93, 1992-2 C.B. 505.

         5.4 Combining of Plans. For purposes of applying the limi tations contained in this Article, all defined contribution plans, terminated or not, of an Employer shall be treated as one defined contribution plan and all defined benefit plans, terminated or not, of an Employer shall be treated as one defined benefit plan. For purposes of this Article, Employer shall mean all trades or businesses, whether or not incorporated, which are either under common control as determined under Sections 414(b) or 414(c) of the Code or are an affiliated service group as determined under Section 414(m) of the Code. For the purpose of applying the limitations set forth above, as imposed by Section 415 of the Code, a Member's compensation or annual benefit payable by the Signatory Company or any Affiliated Company of the Signatory Company shall be treated as being from a single employer. For purposes of the limitations of this section and of applying Sections 414(b) and 414(c) of the Code as they relate to Sections 415 and 1563(a)(1) of the Code, the phrase "more than fifty percent (50%)" shall be substituted for the phrase "at least eighty percent (80%)".

         5.5 Transition Fraction. At the election of the Adminis trative Committee, in applying the provisions of Section 5.3 with respect to the defined contribution fraction for any Plan Year ending after December 31, 1982, the amount taken into account for the denominator for each Member for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of (a) the amount of the denominator determined under Section 5.3 (as in effect for the Plan Year ending in 1982) for Plan Years ending in 1982, multiplied by (b) the "transition fraction".

         For purposes of the preceding paragraph, the term "transition fraction" shall mean a fraction (a) the numerator of which is the lesser of (1) $51,875 or
(2) 1.4 multiplied by twenty-five percent (25%) of the Member's compensation for the Plan Year ending in 1981, and (b) the denominator of which is the lesser of
(1) $41,500 or (2) twenty-five percent (25%) of the Member's compensation for the Plan Year ending in 1981.

         Notwithstanding the foregoing, for any Plan Year in which the Plan is a Top Heavy Plan, $41,500 shall be substituted for $51,875 in determining the "transition fraction."

         5.6 Right of Reversion. Notwithstanding Article III, Section 3.6, in the event of termination of the Plan as provided in Article XVI, Section 16.3 any amounts held in the suspense account shall revert to the Signatory Company.

                                   ARTICLE VI.

                    Retirement and Designation of Beneficiary

         6.1 Normal Retirement Date. "Normal Retirement Age" means the date on which an Employee attains age sixty-five (65). Each Employee shall retire from employment on the date he reaches his Normal Retirement Age, such date to be his Normal Retirement Date; provided, however, that an Employee may continue employment there after subject to the condition that, in the event the Signatory Company has nineteen (19) or fewer employees, such Employee must obtain the approval of the Board of Directors of the Signatory Company to continue employment after his Normal Retirement Date. Each Employee who is employed by the Signatory Company on the date it adopts the Plan shall be deemed for the purposes of this Section 6.1 to have secured the approval of the Board of Directors of the Signatory Company and shall continue to be so deemed until such approval is affirmatively withdrawn. This Section 6.1 shall be applied in a uniform, nondiscriminatory manner to all Employees, present and future.

         6.2 Designation of Beneficiary. Each Member and each Retired Member shall have the unrestricted right at any time, and from time to time, to designate and to rescind or change any designation of a primary and contingent Beneficiary or Beneficiaries to receive benefits in the event of his death, except as hereinafter provided. The designation by a Member who was married at the time of his death of a Beneficiary other than the Member's spouse shall only be permitted with such spouse's written consent. Such consent must designate a specific beneficiary, must acknowledge the effect of the Member's designation and must be witnessed either by a member of the Administrative Committee or by a Notary Public. Otherwise the death benefits of the Member shall be paid to the Member's spouse, except as hereinafter provided. A Member's designation of a Beneficiary other than such Member's spouse, which is consented to by such Member's spouse as provided above, may not be changed without subsequent spousal consent (unless the spouse's consent to the original Beneficiary designation expressly permits designations by the Member without further spousal consent). Any such designation, change or rescission of designation shall be made in writing by filling out and furnishing to the Administrative Committee the appropriate form prescribed by it. A contingent Beneficiary or Beneficiaries shall be entitled to receive any unpaid death benefits only if no primary Beneficiary is alive or legally entitled to receive it on the date of payment of the benefit. Any estate, assignee or appointee of either a primary or a contingent Beneficiary shall have no interest in or right to receive any death benefit payment not actually made before the death of such Beneficiary. The last such designation received by the Administrative Committee shall be controlling over any testamentary or other disposition; provided, however, that no designation, rescission or change thereof shall be effective unless received by the Administrative Committee prior to the death of the Member. Upon the divorce of a Member or a retired Member, any designation of his divorced spouse as a primary Beneficiary or as a contingent Beneficiary hereunder shall automatically terminate and become ineffective, and such divorced spouse shall have no interest in or right to receive any death benefit hereunder unless such Member shall file with the Administrative Committee, after the date of such divorce decree, a new designation of Beneficiary naming his divorced spouse as a Beneficiary hereunder. If there is no designated Beneficiary alive at the time of any payment of the death benefit, then the death benefit or balance thereof shall be paid to the surviving spouse of the deceased Member or, if there is no surviving spouse, to the estate of the deceased Member. The Signatory Company employing a Member shall not be named as his Beneficiary. If the Administrative Committee shall be in doubt as to the right of any Beneficiary designated by a deceased Member to receive any unpaid death benefit, the Administrative Committee may direct the Trustee to pay the amount in question to the estate of such Member, in which event the Trustee, the Signatory Company, the Administrative Committee and any other person in any manner con nected with the Plan shall have no further liability in respect to the payment so paid.

                                  ARTICLE VII.

                          Vesting of Members' Interests

         7.1 Vesting. Each Member who had completed at least 3 Years of Service as of November 30, 1991, shall have a one hundred percent (100%) vested interest in the amount credited to his Account attributable to Deferral Contributions, Employer Matching Contributions and Employer Contributions. As to each other Member

                  (a) there shall be a one hundred percent (100%) vested interest in the amount credited to his Account attributable to Deferral Contributions;

                  (b) there shall be a one hundred percent (100%) vested interest in the amount credited to his Account attributable to Employer Matching Contributions and Employer Contributions as of September 30, 1991; and

                  (c) the amount credited to his Account after September 30, 1991 attributable to Employer Matching Contributions and Employer Contributions shall vest in accordance with the provision of Section
         7.5 below.

         7.2 Death. On the death of a Member (or a Retired Member prior to the complete distribution of such Retired Member's Account) his death benefit shall be one hundred percent (100%) of the amount credited to his Account at the end of the calendar quarter in which he dies. Payment of such death benefit to the Member's designated Beneficiary or Beneficiaries shall commence no later than ninety (90) days after the end of the calendar quarter in which the Member dies. However, in the event that the payment of his death benefit under this Section would violate Article IX, Section 9.4, then such benefit shall commence no later than sixty (60) days after the end of the Plan Year in which the Member dies.

         Notwithstanding any other provision of this Plan, in the case of a Member who is married at the time of his death, the death benefit under this Section (reduced by any security interest held by the Plan by reason of a loan outstanding to such Member) shall be payable in full to such Member's spouse, or in the event there is no surviving spouse or such surviving spouse has consented in the manner provided in Article VI, Section 6.2, to a designated Beneficiary.

         7.3 Retirement. Upon attaining his Normal Retirement Date as provided in Article VI, Section 6.1 and upon reaching his Normal Retirement Age, a Member shall have a nonforfeitable right to his Account balance. Such retirement benefit shall be paid to the

Member in the form of benefit determined by the Administrative Committee pursuant to Article IX, Section 9.3. The payment of his retirement benefit shall commence no later than ninety (90) days after the end of the calendar quarter in which he retires after attaining his Normal Retirement Date unless the Member requests otherwise in writing. However, in the event that the payment of his retirement benefit under this Section would violate Article IX, Section 9.4, then payment of such benefit shall commence no later than sixty (60) days after the end of the Plan Year in which such Member retires.

         7.4 Disability. In the event the Administrative Committee determines that a Member is suffering from a Total Permanent Disability, his disability benefit shall be one hundred percent (100%) of the amount credited to his Account at the end of the calendar quarter following such determination. Such disability benefit shall be paid to the Member in the form of benefit determined by the Administrative Committee pursuant to Article IX, Section 9.3. Payments shall commence no later than ninety (90) days after the end of the calendar quarter in which the Member is determined to be totally, permanently disabled unless the Member requests otherwise in writing. However, in the event that the payment of his disability benefit under this Section would violate Article IX,
Section 9.4, then such benefit shall commence no later than sixty (60) days after the end of the Plan Year in which the Member is determined to be totally, permanently disabled.

         If a Member who had previously been determined to be totally, permanently disabled returns to the employment of the Signatory

Company prior to receiving the entire balance in his Account, a separate ledger account shall be created for such Member and the remaining portion of his Account shall be transferred to such new Account, which shall share in income allocations and valuation adjustments pursuant to Article IV, Sections 4.5 and
4.6 until the amount is distributed in full upon his subsequent death, retirement, determination of Total Permanent Disability or severance of employment. A new Account shall be established for the returning Member as if he were a new Member, and said Account shall vest pursuant to Section 7.5 starting at the point on the vesting schedule the Member had achieved prior to the determination of his Total Permanent Disability.

         7.5  Termination of Employment.

              (a) Vesting Schedule. A Member whose employment is terminated for any reason other than death, retirement under Section 7.3 above or Total Permanent Disability shall be entitled to a severance benefit no later than ninety (90) days after the end of the calendar quarter in which he terminates employment equal to the vested interest attributable to Deferral Contributions, Employer Matching Contributions and Employer Contributions in such Member's Account at the end of the Plan Year. However, in the event that the payment of his severance benefit under this section would violate Article IX, Section 9.4, then such benefit shall commence no later than sixty (60) days after the latest date determined under that Section. For the purpose of this
         Section 7.5(a), a Member's "vested interest" shall be determined using the following schedule and shall be an amount equal to the percentage of the balance of such Member's Account attributable to Employer Matching Contributions and Employer Contributions for the number of Years of Service as of the end of the Plan Year. As provided in Section 7.1, a Member's vested interest in his Account attributable to Deferral Contributions shall at all times be one hundred percent (100%).

                                                               Percentage of
                                                         Participating Employee's
         Years of Service                               Account that Becomes Vested
         ----------------                               ---------------------------

         Less than one year . . . . . . . . . . . .                 0%
         One year . . . . . . . . . . . . . . . . .                20%
         Two years  . . . . . . . . . . . . . . . .                40%
         Three years  . . . . . . . . . . . . . . .                60%
         Four years . . . . . . . . . . . . . . . .                80%
         Five years or more . . . . . . . . . . . .               100%

                  In the event that the vesting schedule contained in this
         Section 7.5(a) is amended, and a Member has at least three (3) Years of Service, he shall have the right during the election period to elect to have the nonforfeitable percentage of his benefit derived from Employer Matching Contributions and Employer Contributions computed under this
         Section 7.5(a) without regard to such amendment. Notwithstanding the preceding sentence, no election need be provided for any Member whose nonforfeitable percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment. The election period shall begin on the date the amendment is adopted and shall end no earlier than the latest of (a) sixty (60) days after the date the amendment is adopted, (b) sixty (60) days after the date the amendment becomes effective, or (c) sixty (60) days after the Member is issued written notice of the Plan amendment by the Employer, Signatory Company or Administrative Committee. A Member shall be considered to have completed three (3) Years of Service for purposes of this paragraph if such Member has completed three (3) Years of Service as defined in Article I, Section 1.46, whether or not consecutive, without regard to the exceptions of Code Section 411(a)(4) prior to the expiration of the election period. For any Employee who does not have an Hour of Service in any Plan Year beginning after December 31, 1988, "five (5) Years of Service" shall be substituted for "three (3) Years of Service" in applying Section 7.5 and Section 7.1.

                  The amount credited to such Member's Account which is not vested when he terminates employment shall be disposed of as provided in Section 7.6 hereof.

                  (b) Years of Service Computation. For purposes of determining the Member's vested interest in the assets in his Account, all Years of Service with the Signatory Company, or any Affiliated Company, or any Predecessor Employer as of the date of severance shall be taken into account except the following with respect to Breaks-in-Service:

                           (i) If a Member does not have a vested interest in
                  his Account at the time he incurs a Break-in-Service, Years of Service completed by such Member prior to such Break shall not be taken into account if at such time the number of consecutive one-year Breaks-in- Service included in his most recent Break-in- Service equals or exceeds the aggregate number of his Years of Service (whether or not consecutive) completed before such Break, or five (5), if greater. In computing the aggregate number of Years of Service prior to such Break, Years of Service which could have been disregarded under this subsection by reason of a prior Break-in-Service may be disregarded. Pre-Break and post-Break Years of Service will not be aggregated until the Member has completed one (1) Year of Service after his return to employment;

                        (ii) If a Member has five consecutive years of
                  Breaks-in-Service for Plan Years, then any service after such Break will not increase the Member's vested interest in his Account before such Break; and

                       (iii) If a Member has a vested interest in his Account
                  and his separation from employment and his subsequent reemployment do not incur five consecutive years of Breaks-in-Service, his Account will continue to vest, starting at the point in the vesting schedule where he left employment.

         7.6 Disposition of Unvested Amounts. After termination of employment, the unvested amount in the Member's Account shall be maintained until forfeited as provided in the next two sentences. The unvested portion of the Account balance attributable to Employer Contributions shall be forfeited upon the earlier of (a) the last day of the Plan Year in which the Member incurs five (5) consecutive one-year Breaks-in-Service, or (b) the last day of the Plan Year in which a Member who has terminated employment receives a distribution of his vested Account balance. Notwithstanding the preceding sentence a Member who terminates employment with a zero vested Account balance shall be deemed to have received a zero distribution of such Account balance on the last day of the Plan Year in which termination of employment occurred and on such last day the Forfeiture of such Account balance will occur. As of the last day of the Plan Year in which a Forfeiture occurs, the Forfeiture shall be applied as provided in Article IV, Section 4.11 above.

         7.7 Hardship Distribution. In the event that a Member or his Beneficiary is entitled to the payment of benefits as a result of death, retirement, or Total Permanent Disability and such Member or Beneficiary demonstrates an immediate and heavy financial need for such benefits, the Administrative Committee may authorize the commencement of benefit payments prior to the time set forth in Sections 7.2, 7.3, 7.4 and 7.5. The Administrative Committee shall exercise this authority in a uniform, nondiscriminatory manner.

         7.8 Circumstances Rendering Vesting Schedule Inapplicable. Notwithstanding any other provisions of this instrument to the contrary, if:

              (a)  the Plan is terminated pursuant to Article XVI,
         Section 16.3 hereof; or

              (b) the Plan is terminated with respect to a group of Members resulting in a partial termination of the Plan; or

              (c) there occurs a complete discontinuance of Employer Contributions under the Plan,

the vesting schedule contained in Section 7.5(a) hereof shall be inapplicable and each Member affected by such termination, partial termination or complete discontinuance of Employer contributions shall thereupon have a full one hundred percent (100%) vested interest in the amount standing to his credit in his Account at such time and in any amounts thereafter credited or allocated to his Account; provided, however, that if the Signatory Company shall thereafter resume making Employer Contributions hereunder, all amounts credited or allocated to a Member's Account with respect to the Plan Year for which such Employer Contributions are resumed and the Plan Years for which they are continued, shall vest only in accordance with the vesting schedule contained in
Section 7.5(a) hereof. For purposes of this Section, a complete discontinuance of Employer Contributions under the Plan is contrasted with a suspension of Employer Contributions under the Plan which is merely a temporary cessation of Employer Contributions by the Signatory Company. During any such period of termination, partial termination or complete discontinuance of Employer Contributions under the Plan, all other provisions of this Plan shall nevertheless continue in full force and effect other than provisions for Employer Contributions and allocations thereof to Members' Accounts. The Signatory Company shall notify the District Director of the Internal Revenue Service in the event it has completely discontinued to make Employer Contributions to the Plan or in the event of termination or partial termination of the Plan.

                                  ARTICLE VIII.

                            Claims for Plan Benefits

8.1 Application for Benefits. Each Member or designated Beneficiary claiming benefits under this Plan must make written application therefor within fifteen
(15) days preceding or following (whichever is applicable) the actual retirement, termination of employment, death prior to retirement, determination of Total Permanent Disability, or the happening of any other occurrence believed by the claimant to entitle him to benefits hereunder. The date the claim shall be considered as filed shall be the date a properly completed application is received by the Administrative Committee. Each such application (a) shall be in writing on a form to be provided by the Administrative Committee, (b) shall be signed by the claimant or his personal representative, (c) shall be made to the Administrative Committee, and (d) shall be filed in such a manner and with such persons as the Administrative Committee may specify. The Administrative Committee may require that there be furnished to it in connection with such application all relevant information. Failure to timely file such application or to supply all relevant information shall not result in the forfeiting of any rights claimed but shall excuse postponement of the orderly processing of such claim and the time of commencing payment thereof.

8.2 Processing of Claim. Upon receipt by the Administrative Committee of a properly completed application for benefits form, it shall be the duty and responsibility of the Administrative Committee to verify the facts and claims made therein with the appropriate Signatory Company and to determine whether the claim is valid. In arriving at a decision, the Administrative Committee may require additional relevant information from the claimant. In any event, within thirty (30) days of receipt of the application, the Administrative Committee shall determine whether, when and in what amount distributions are to be paid from the Plan to the claimant. If the Administrative Committee fails to act on the claim within said thirty (30) day period, the claimant may proceed to the review stage described in Section 8.4 hereof as if the claim had been denied.

         8.3 Notification to Claimant of Decision. If distributions are to be made, the Administrative Committee shall immediately notify the claimant and the Trustee of the amount and method of payment. It shall then be the responsibility of the Trustee to arrange the distribution. If the claim is denied, in whole or in part, the Administrative Committee shall send written notice of the denial to the claimant. A notice that a claim has been denied shall set forth, in a manner calculated to be understood by the claimant:

                  (a) The specific reason or reasons for the denial;

                  (b) Specific reference to the pertinent Plan provisions on which the denial was based;

                  (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material is necessary; and

                  (d) An explanation of the Plan's claim review procedure.

         8.4 Review Procedure. A claimant shall be entitled to a full and fair review of a denial of claim for benefits. To avail himself of this right, the claimant, or his duly authorized representative, must timely file an application for review with the Administrative Committee. Such application must be in writing and must be filed within sixty (60) days of receipt of the notice of denial of benefits. If the claimant desires a personal appearance or hearing before the Administrative Committee to present his case, he shall so state in his application for review. An appeal shall be considered as filed on the date it is received by the

Administrative Committee. Subsequent to the filing of an appeal and prior to the rendering of a decision thereon, the claimant, or his duly authorized representative, may review pertinent documents and may submit issues and comments in writing. If a hearing is held, the claimant may be represented thereat by legal counsel or other duly authorized representative.

         8.5 Decision on Review. The Administrative Committee shall render a decision no later than sixty (60) days after its receipt of a request for review unless special circumstances, such as the need to hold a hearing, require an extension of time for pro cessing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of a request for review. The decision for review shall be in writing and shall include the specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific reference to the pertinent Plan provisions on which the decision is based. The review decision by the Administrative Committee shall be considered final.

         8.6 Disputed Benefits. If any dispute shall arise between a Member, or other person claiming under a Member, and the Administrative Committee after the review of the claim for benefits, or if any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold payment of all or any part of the benefits payable hereunder to the Member, or other person claiming under the Member, until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved.

                                   ARTICLE IX.

                         Distributions from Trust Funds

         9.1 Occasions for Distributions. Distributions from the Trust shall be made to Members or Beneficiaries only upon the occurrence of one of the following events:

         (1) the Member's death, retirement at Normal Retirement Age, or Total Permanent Disability as provided in Article VII, Sections 7.2, 7.3 and 7.4 hereof, respectively;

         (2) termination of employment as provided in Article
             VII, Section 7.5 hereof;

         (3) termination of the Plan and Trust as provided in
             Article XVI;

         (4) the sale or other disposition by a Signatory Company to an unrelated corporation which does not maintain the Plan, of substantially all of the Signatory company's assets (but only with respect to Members who continue employment with the acquiring corporation); or

         (5) the sale or other disposition by a Signatory Company of its interest in a subsidiary to an unrelated entity which does not maintain the Plan (but only with respect to Members who continue employment with the subsidiary).

A distribution pursuant to paragraphs (3), (4) or (5) above shall only be made in the method provided under Section 9.3(a) below. All distribution events set forth above are subject to the conditions and specifications set forth hereafter in this Article IX.

         9.2 Consent to Distribution; Special Rules Upon Reemployment.

             (a) In those instances where a Member terminates his employment with the Signatory Company for any reason other than death or retirement and, as a result thereof, would otherwise be entitled to a distribution of his vested interest in his Account, no such distribution shall, under any circumstances, be authorized by the Administrative Committee nor effected by the Trustee prior to the death or retirement of such Member unless

         (i) the gross amount to be distributed is $3,500 or less, or (ii) the gross amount is in excess of $3,500 and the Member consents to the distribution and executes a distribution form supplied by the Administrative Committee signifying such consent. A certified copy of such distribution form shall be transmitted to the Trustee for its records along with written directions as to the amount, time and manner of distribution.

             (b) In the event that a Member does not consent to a distribution as required under this Section 9.2, a separate ledger account shall be created for such Member. His Account shall be transferred to the separate ledger account. Such separate ledger account shall share in income and valuation adjustments pursuant to
         Article IV, Sections 4.5 and 4.6 until the vested Account Balance is distributed in full upon the Member's subsequent death, attainment of Normal Retirement Age or Total Permanent Disability.

             (c) If an Employee returns to the employment of a Signatory
         Company after incurring a Forfeiture under Article VII, Section 7.6 and again becomes a Member under the Plan, a new Account shall be established for him as if he were a new Member. The new Account shall be maintained independently of the separate ledger account. Such account shall share in Employer Contributions, Forfeitures, income and valuation adjustments pursuant to Article IV and shall vest as determined under Article VII, Section 7.1. Upon subsequent termination of employment, the vested portion of the Account shall be distributed upon the Member's entitlement to a distribution under Article VII hereof or, if the Member again does not give the necessary consent to a distribution, such vested amount shall be added to the separate ledger account.

             (d) If any reemployed Employee is reemployed before incurring five (5) consecutive years of Break-in-Service, and such Employee had received prior to his reemployment an entire distribution of the vested portion of his Account which was less than fully vested, the forfeited portion of his Account shall be reinstated only if he repays the full amount distributed to him before the end of the earlier of the following periods: (i) five (5) consecutive Years of Break-in-Service, or (ii) the period ending on the fifth (5th) anniversary of the Member's reemployment. If such Employee repays such full amount distributed to him, the undistributed portion of his Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the valuation date preceding his termination. Such restoration shall be paid from Employer Contributions, Forfeitures and income or gain to the Plan for the Plan Year of such restoration, as determined by the Administrative Committee. A reemployed Member who previously had a zero vested Account balance and thus received a deemed zero distribution under Article VII, Section
         7.6 above shall be deemed to have repaid his prior deemed zero distribution on the day of his reemployment. This provision shall be interpreted in a manner consistent with the transitional rules of
         Section 303(a)(2) of the Retirement Equity Act as to service prior to Plan Years beginning before January 1, 1985.

         9.3 Manner of Distributions. The Administrative Committee shall direct the Trustee, in writing, when to distribute the amounts referred to in Article VII, Sections 7.2, 7.3, 7.4 and 7.5, in accordance with the Member's election, with either of the following methods:

             (a) A lump sum payment in cash or in kind or both (payable in a form which is not an annuity);

             (b) Distributions in the manner provided in the next sentence, after having segregated the aggregate amount thereof in a special account; provided, that the monies in such special account will earn the going rate of interest paid by local banks on savings accounts placed in insured depositories at interest, or, at the option of the Member or Beneficiary (or Beneficiaries), be credited with their portion of the gains or losses of the Trust pursuant to Article IV, Sections 4.5 and 4.6. Distribution of his entire Plan benefit in substantially equal annual, quarterly or monthly installments plus income allocations and valuation adjustments pursuant to Article IV, Sections 4.5 and 4.6, over any time period not exceeding the Member's life expectancy (or the life expectancies of such Member and his designated Beneficiary); provided further, that the present value of the benefits to be distributed to the Member shall exceed fifty percent (50%) of the present value of the total benefit to be distributed to the Member and his designated Beneficiary.

In the event of the Member's death, the benefit shall be paid in a lump sum payment in cash or in kind or both (payable in a form which is not an annuity) to the Beneficiary designated pursuant to Article VI, Section 6.2 according to the method either set forth on the beneficiary designation on file with the Administrative Committee or elected by the Beneficiary or Beneficiaries.

         9.4 Time of Distributions. Distributions required by Section 9.3 hereof shall commence as soon as administratively feasible. Unless the Member executes an election form consented to by the Administrative Committee which states how and when benefits are to commence, payment of benefits to the Member shall in no event begin later than the sixtieth (60th) day after the latest of the close of the Plan Year in which:

             (a)  the Member attains age 65,

             (b) the Member has his tenth (10th) anniversary of the year in which he commenced participation in the Plan, and

             (c)  the Member's employment with a Signatory
                  Company terminates.

         9.5 Mandatory Distributions. Notwithstanding any other provision in the Plan to the contrary, benefits shall be distributed to the Member or his Beneficiary no later than set forth in this section.

             (a) Mandatory Age Distribution. A Member's bene fits shall be distributed to him no later than the April 1st of the calendar year following the calendar year in which the Member attains age 70 1/2, but the balance of his benefits must be distributed over the life of such Member (or lives of such Member and his designated Beneficiary) or over a time period not exceeding the Member's life expectancy (or the life expectancies of the Member and his designated Beneficiary).

             (b) Mandatory Death Distribution. If the distribution of the Member's benefits had commenced pursuant to Section 9.5(a) and the Member dies before his entire benefit is distributed to him, the remaining portion of his benefit will be distributed at least as rapidly as under the method of distribution being used pursuant to
         Section 9.5(a) as of the date of such Member's death. If a Member dies prior to the commencement of his benefit distribution pursuant to
         Section 9.5(a), the entire benefit of such Member will be distributed within five (5) years after the death of such Member. However, such five (5) year rule shall be disregarded for any portion of the Member's benefit which is payable to (or for the benefit of) a designated Beneficiary, such portion to be distributed (in accordance with regulations issued by the Secretary) over the life of such designated Beneficiary (or over a period not exceeding beyond the life expectancy of such Beneficiary), and such distributions commence not later than one (1) year after the date of the Member's death or such later date as the Secretary may prescribe by regulations. In such a situation, the benefit portion distributed to such Beneficiary shall be treated as distributed on the date on which such distribution begins.

                  In the event that the designated Beneficiary is the deceased Member's surviving spouse, the date on which the benefit distribution is required to commence shall be no earlier than the date on which the Member would have attained age 70 1/2. If the surviving spouse dies before the distributions to such spouse commence, this substantiation shall be applied as if the surviving spouse were the Member. For purposes of this subsection, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount shall become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under Treasury regulations).

                (c) Prior Irrevocable Election. If the Member made an irrevocable election prior to December 31, 1983 to defer the distribution of benefits beyond the dates set forth in Section 9.5(a) and (b), such election shall govern the distribution so long as said election was pursuant to the terms of the Plan at the time of the election.

                (d) Recalculation of Life Expectancies. For purposes of this Section, the life expectancy of a Member and Member's spouse may, in the discretion of the Administrative Committee, be redetermined but no more frequently than annually and in accordance with such rules as may be prescribed by Treasury regulations.

         Notwithstanding any other provision of this Plan, the Plan shall in all respects comply with the provisions of Prop. Reg. Section1.401(a)(9)-1 and the minimum incidental death benefit limits of Prop. Reg Section1.401(a)(9)-2, which are specifically incorporated herein by reference.

         9.6 Distribution to Minors or Persons under Disability. Should any distribution hereunder become payable to a minor or to a person who, in the opinion of the Administrative Committee, is incapable of taking care of his affairs, the Administrative Committee may direct the Trustee to make such distribution in any one or combination of the following ways: (1) directly to such minor or person (2) to the legal guardian of the person or estate of such minor or person; or (3) to a person or financial institution serving a Custodian for such Beneficiary under the Uniform Gifts to Minors Act of any state. Any distribution so made shall constitute full and complete discharge of any liability under the Plan with respect to the amount so distributed.

         9.7 Community Property Interests - Interest of Spouse of Member in the Event of Divorce. In the event of a divorce between a Member and his spouse and in the event that the Divorce Decree entered by the Court having jurisdiction in the matter gives such divorced spouse a portion of the Member's vested interest in his Account, the Trustee shall, pursuant to the direction of the Administrative Committee, segregate such amount in a separate account for the benefit of such spouse. Such Account shall thereafter be held and administered as a part of the Trust Fund (but such account shall only share in income allocations and valuation adjustments of the Trust Fund) until such time as the Member or his Beneficiary becomes entitled to a distribution hereunder. In the event the spouse is also awarded a portion of the future Deferral Contributions, and/or future Employer Matching Contributions and/or future Employer Contributions which normally would be allocated to the Member's Account, the Administrative Committee after it receives a certified copy of such Divorce

Decree, shall instruct the Trustee to allocate such portion to the spouse's account. At the time the Member or his Beneficiary becomes entitled to a distribution hereunder, the amounts held by the Trustee for the spouse shall be distributed to such spouse in a lump sum. If such spouse should die prior to the time of distribution to such spouse hereunder, such amounts then held by the Trustee shall be paid over to the estate of such spouse within six (6) months after notification to the Trustee of the death of such spouse. All rights and benefits, including elections, provided to a Member in this Plan shall be subject to the rights afforded any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Section 414(p) of the Code.

         9.8 Incorporation of Revenue Procedure 93-12 Model Amendment. This
Section 9.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 9.8, a distributee may elect at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         a) Eligible rollover distribution: For purposes of this Section 9.8, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         b)   Eligible retirement plan:  For purposes of this
              Section 9.8, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         c) Distributee: For purposes of this Section 9.8, a distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         d) Direct rollover: For purposes of this Section 9.8, a direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Treasury Regulation Section 1.411(a)-11(c) is given, provided that:

                           (1) the Administrative Committee clearly
                  informs the Member that the Member has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (2) the Member, after receiving the
                  notice, affirmatively elects a distribution.

                                   ARTICLE X.

                              Top Heavy Provisions

         10.1 Determination of Top Heavy Plan Status. The Plan shall be considered a Top Heavy Plan for any Plan Year in which, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group exceeds sixty percent (60%) of the Aggregate Accounts of all Members under this Plan and any plan of an Aggregation Group. If a Member, who was a Key Employee for any prior Plan Year, is a Non- Key Employee for any Plan Year, such Member's Aggregate Account balance shall not be taken into account for purposes of determining whether the Plan is a Top Heavy Plan (or whether any Aggregation Group which includes the Plan is a Top Heavy Group). In addition, the Account balance of any Member who has not within the past five
(5) years performed any services for the Signatory Company shall not be taken into account for purposes of determining whether the Plan is a Top Heavy Plan (or whether any Aggregation Group which includes the Plan is a Top Heavy Group).

         10.2 Determination of Super Top Heavy Plan Status. The Plan shall be considered a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group exceeds ninety percent (90%) of the Aggregate Accounts of all Members under this Plan and any plan of an Aggregation Group. For purposes of determining if the Plan is a Super Top Heavy Plan, a Member's inclusion in the Key Employee grouping shall be determined in the manner set forth in Section 10.1.

         10.3 Aggregate Accounts. A Member's Aggregate Account as of the Determination Date shall be the sum of:

                  (a) his Account balance as of the most recent valuation date occurring within a twelve (12) month period ending on the Determination Date;

                  (b) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that First Plan Year;

                  (c) any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Member's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, will be counted, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group will be counted; and

                  (d) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified Employee contributions shall not be considered to be a part of the Member's Aggregate Account balance.

         10.4 Aggregation Group. An Aggregation Group for purposes of this Article is either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined. In determining Aggregation Groups, "Employer" means an employer as defined in Section 416 of the Code and the regulations issued thereunder.

                  (a) Required Aggregation Group. In determining a Required Aggregation Group hereunder, each plan of the

         Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                  (b) Permissive Aggregation Group. The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and
         410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                  (c) Aggregation of Multiple Plans. When more than one plan is aggregated, the Aggregate Accounts (including distributions for Key Employees and all Employees) are determined separately for each plan as of each plan's Determination Date. The plans are then aggregated by adding the results of each plan as of the Determination Date for such plans that fall within the same calendar year.

         10.5 Top Heavy Plan Requirements. For any Plan Year in which the Plan is considered to be a Top Heavy Plan, the Plan shall:

                  (a) limit the Considered Compensation maximum dollar amount pursuant to Article I, Section 1.13; and

                  (b) require minimum allocations to Non-Key Employees pursuant to Section 10.6; and

                  (c) replace the vesting schedule in Article VII, Section 7.5(a) of this Plan with the following:

                                                           Percentage of
                                                     Participating Employee's
         Years of Service                          Account that Becomes Vested
         ----------------                          ---------------------------

         Less than two years . . . . . . . . . .                0%
         Two years . . . . . . . . . . . . . . .               20%
         Three years . . . . . . . . . . . . . .               40%
         Four years  . . . . . . . . . . . . . .               60%
         Five years  . . . . . . . . . . . . . .               80%
         Six years or more . . . . . . . . . . .              100%

         10.6 Allocations to Non-Key Employees. For any Plan Year in which the Plan is determined to be a Top Heavy Plan, the following allocation provisions shall be operational and shall supplement Article IV, Section 4.3.

                  (a) Minimum Allocations Required for Top Heavy Plan Years. Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the total of the Employer Contributions, Employer Matching Contributions, any reallocated Forfeitures and Deferral Contributions allocated to the Member's Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's Considered Compensation. However, should the sum of the total of the Employer Contributions, Employer Matching Contributions, any reallocated Forfeitures and Deferral Contributions allocated to the Member's Account of each Key Employee for such Top Heavy Plan Year be less than three percent (3%) of each Key Employee's Considered Compensation, the sum of the total of the Employer Contributions and Employer Matching Contributions, any reallocated Forfeitures allocated to the Member's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Member's Account of any Key Employee. For allocation purposes, where contributions to Key Employees are less than three percent (3%) of Considered Compensation amounts contributed by Key Employees to a salary deferral plan must be included as part of such Key Employee's Considered Compensation for purposes of determining contributions made on behalf of Key Employees.

                  (b) Extra Minimum Allocation Permitted for Top Heavy Plans other than Super Top Heavy Plans. If a Key Employee is a Member in both a defined contribution plan and defined benefit pension plan that are both part of a Top Heavy Group (but neither of such plans is a Super Top Heavy Plan), the defined contribution and the defined benefit fractions set forth in Article V, Section 5.2 shall remain unchanged, provided the Member's Account of each Non-Key Employee who is a Member receives an extra allocation (in addition to the minimum allocation set forth above) equal to not less than one percent (1%) of such Non-Key Employee's Considered Compensation.

                  (c) Computation of the Minimum Contribution. For purposes of the minimum allocations set forth above, the percentage allocated to the Member's Account of any Key Employee shall be equal to the ratio of the sum of the total of the Employer Contribution, Employer Matching Contribution, any reallocated Forfeitures and Deferral Contribution allocated on behalf of such Key Employee divided by the considered Compensation for such Key Employee.

                  (d) Eligibility for the Minimum Contribution.  For any
         Plan Year in which the Plan is a Top Heavy Plan, the minimum allocations set forth above shall be allocated to the Accounts of all Non-Key Employees who are Members and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who are Members but have failed to complete a Year of Service regardless of compensation.

                  (e) Alternative Methods of Complying with the Minimum Benefit Requirement. Notwithstanding anything herein to the contrary, in any Plan Year in which a Non Key Employee is a Member in both this Plan and a defined benefit pension plan, and both such plans are Top Heavy Plans, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, for Non-Key Employees who are participating in a defined benefit plan maintained by the Employer and the minimum benefits under Section 416(c)(2) of the Code are accruing to a Non-Key Employee under such Plan, the minimum allocations provided for above shall not be applicable, and no minimum contribution shall be made to the Plan on behalf of the Non-Key Employee. Alternatively, the Employer may satisfy the minimum benefit requirement of Section 416(c)(1)(E) of the Code for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules contained in Treasury Regulation Section 1.416-1(M-12).

                  (f) Accounting. The Administrative Committee may establish a second Account for each Member to which allocations are credited for Plan Years in which the Plan is a Top Heavy Plan or a Super Top Heavy Plan. Such separate Accounts shall be credited with income allocations and earning adjustments pursuant to Article IV, Section 4.5 and 4.6. Contributions to each Member's top heavy Account shall be invested pursuant to such

         Member's instruction regarding the investment of his Deferral Contributions, Employer Matching Contributions (if any), Employer Contributions (if any) and his non-top heavy Account.

                                   ARTICLE XI.

                              Other Qualified Plans

         11.1 Transfers from Other Qualified Plans. No transfers of any type are allowed into this Plan from any other plan or from an Individual Retirement Account.

         11.2 Transfers to Other Qualified Plans. The Administrative Committee may, upon written request of a Member otherwise entitled to receive a distribution of benefits under Article IX, direct the Trustee to transfer the vested amount of such Member's Account hereunder to another qualified plan meeting the requirements of Section 401(a) of the Code which is maintained by the Signatory Company or a successor employer of the Member and which makes provision for receiving such transferred assets. The assets so transferred shall be accompanied by written instructions from the Administrative Committee identifying this Plan, the other plan, the name of the Member, his one hundred percent (100%) vested interest, the actual Employer Contributions and Employer Contributions of the Signatory Company and the current value of the assets attributable thereto. Prior to the transfer of any assets, the Trustee must be satisfied that the holding of such assets is permitted in the transferee trust. Upon receipt of such written instructions, the Trustee shall effect the transfer of the Member's Account. Such transferred assets shall be credited to such Member's Account in the transferee plan and trust as a fully vested portion thereof.

                                  ARTICLE XII.

                            Administrative Committee

         12.1 Appointment, Resignation and Removal. The Board of Directors of the Corporation shall appoint an Administrative Committee of one or more persons, the members of which shall serve until resignation, death or removal. Any member of the Administrative Committee may resign at any time by mailing or delivering written notice of such resignation to the Board of Directors of the Corporation thirty (30) days before the effective date of such resignation. Such notice may be waived by written consent of the Corporation. Any member of the Administrative Committee may be removed by the Board of Directors of the Corporation with or without cause. Vacancies in the Administrative Committee rising by resignation, death, removal or otherwise shall be filled by such persons as may be appointed by the Board of Directors of the Corporation. Each member of the Administrative Committee shall, before entering upon the performance of his duties, qualify by signing a consent to serve as a member of the Administrative Committee under and pursuant to this Plan and by filing such consent with the Corporation.

         12.2 Rights, Powers and Authority. The Administrative Committee shall have general supervision of the administration of the Plan and Trust according to the terms and provisions of this Amendment and Restatement and shall have all powers necessary to accomplish such purposes, including, but not limited to, the right, power, discretion and authority:

                  (a) To make rules and regulations for the administration of the Plan and Trust which are not inconsistent with the terms and provisions hereof; provided, that such rules and regulations are evidenced in writing and copies thereof are delivered to the Trustee and to each Signatory Company;

                  (b) To construe in its sole and absolute discretion in a manner that is not arbitrary or capricious all terms, provisions, conditions and limitations of the Plan and Trust; and its construction thereof, made in good faith and without discrimination in favor of or against any Member, shall be final and conclusive on all parties at interest;

                  (c) To correct any defect or supply any omission or reconcile any inconsistency which may appear in the Plan and Trust, in such manner and to such extent as it shall deem expedient to carry the Plan and Trust into effect for the greatest benefit of all parties in interest, and its judgment of such expediency shall be final and conclusive on all parties at interest;

                  (d) To select, employ and compensate from time to time such consultants, actuaries, accountants, attorneys and other agents and employees as the Administrative Committee may deem necessary or advisable for the proper and sufficient administration of the Plan or Trust; and any agent or employee so selected by the Administrative Committee may be a person or firm then, theretofore, or thereafter serving any Signatory Company in any capacity;

                  (e) To determine in its sole and absolute discretion in a manner that is not arbitrary or capricious all questions relating to the eligibility of Employees to become Members, and to determine the Years of Service and the amount of Considered Compensation upon which the benefits of each Member shall be calculated;

                  (f) To determine all questions in its sole and absolute discretion in a manner that is not arbitrary or capricious relating to the administration of the Plan and Trust; including, but not limited to, differences of opinion which may arise between a Signatory Company, the Trustee, a Member or any of them; and, whenever it is deemed advisable, to determine such questions in order to promote the uniform and nondiscriminatory administration of the Plan and Trust for the benefit of all parties at interest; and

                  (g) To direct and instruct the Trustee in all matters relating to the payment of Plan benefits.

         12.3 Administration. Whenever, in the administration of the Plan, any action is taken action by the Administrative Committee,

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
such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of Members who are officers, shareholders, partners or highly compensated. The Administrative Committee shall keep records containing all relevant data pertaining to individual Members and their rights under the Plan and is charged with the duty of seeing that Member receives the benefits to which he is entitled. Any Employee may consult with the Administrative Committee on any matter or matters relating to the Plan. The Administrative Committee shall supply each Member with a designation of beneficiary form which may be completed and signed by the Member pursuant to Article VI, Section 6.2 and filed with the Administrative Committee, and with any other forms it shall require in connection with the administration of the Plan.

         12.4 Annual Audit of Plan. Unless otherwise relieved of the responsibility to file audited financial statements with the Department of Labor, if the Plan has one hundred (100) or more Members, it shall be the duty and responsibility of the Adminis trative Committee to engage, on behalf of all Members, an independent Certified Public Accountant who shall conduct an annual examination of any financial statements of the Plan and Trust and of other books and records of the Plan and Trust as the Certified Public Accountant may deem necessary to enable him to form and provide a written opinion as to whether the financial statements and related schedules required to be filed with the Department of Labor or furnished to each Member are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Plan Year. Such examination shall be conducted in accordance with generally accepted auditing standards and shall involve such tests of the books and records of the Plan and Trust as the Certified Public Accountant considers necessary. However, if the statements required to be submitted as part of the reports to the Department of Labor are prepared by a bank or similar institution or insurance carrier regulated and supervised and subject to periodic examination by a state or federal agency and if such statements are certified by the preparer as accurate and if such statements are, in fact, made a part of the annual report to the Department of Labor, then the examination required by the foregoing provisions of this section shall be optional with the Administrative Committee.

         12.5 Chairman and Secretary. The Administrative Committee shall select a Chairman from among its members who shall preside at all meetings of the Administrative Committee and who shall be authorized to execute all documents in the name of the Adminis trative Committee. In addition, it shall select a Secretary who may or may not be a member of the Administrative Committee and who shall keep the minutes of the Administrative Committee's proceedings and all records, documents and data pertaining to the Administrative Committee's supervision of the administration of the Plan and Trust.

         12.6 Quorum and Voting Majority. A majority of the members of the Administrative Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present and voting at any meeting shall decide any question brought

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
before such meeting. The Administrative Committee may decide any question by the vote, taken without a meeting, of a majority of its members.

         12.7 Limitation on Voting. A member of the Administrative Committee who is also a Member hereunder shall not vote or act upon any matter relating solely to himself.

         12.8 Delegation of Rights, Powers and Duties. The Chairman or the Secretary of the Administrative Committee may execute any certificate or other written evidence of the action of the Admin istrative Committee. The Administrative Committee may delegate any of its rights, powers, and duties to any one or more of its members, including the power to execute any document on behalf of the Administrative Committee, in which event the Administrative Committee shall notify the Trustee, in writing, of such action and the name or names of its members so designated. The Trustee thereafter shall accept and may rely upon any document executed by such member or members as representing action by the Administrative Committee until the Administrative Committee shall file with the Trustee a written revocation of such designation.

         12.9 Liability. Except to the extent that such liability is created by
Section 405 of the Act, no member of the Administrative Committee shall be liable for any act or omission of any other member of he Administrative Committee, nor for any act or omission on his own part, except for his own gross negligence or willful misconduct, nor for the exercise of any power or discretion in the performance of any duty assumed by him hereunder.

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
         12.10 Compensation and Expense. The members of the Administrative Committee shall serve without compensation for their services, but all expenses of the Administrative Committee, includ ing premiums for bonds for each member thereof as required by Section 12.11 hereof, shall be paid by each Signatory Company in the proportion that the total amount in the Accounts of the Members of such Signatory Company bears to the total amount in the Accounts of the Members of all Signatory Companies; provided, however, that at the election of all of the Signatory Companies, such expenses (except the premiums for the required bonds under Section 12.11) may be paid from the Trust Fund.

         12.11 Bonds. Each and every member of the Administrative Committee shall be required to give bond for the faithful performance of his duties, the amount of which shall be fixed at the beginning of each Plan Year. The amount of each bond shall be determined annually by the Board of Directors of the Corporation but shall not be less than ten percent (10%) of the amount of funds handled. Unless otherwise required by the Secretary of Labor, however, no bond shall be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000). For purposes of fixing the amount of the bond, the amount of funds handled shall be determined by the funds handled by the Administrative Committee during the preceding Plan Year, or, if the Plan had no preceding Plan Year, the amount of funds to be handled during the current Plan Year by the Administrative Committee. The bond shall provide protection to the Plan against loss by reason of acts of fraud or dishonesty on the part of the members of the

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
Administrative Committee, directly or through connivance with others.

         12.12 Indemnity. The Signatory Companies shall indemnify and save the members of the Administrative Committee, and each of them, harmless from any and all claims, losses, damages, expenses (including counsel fees approved by the Administrative Committee) and liabilities (including any amounts paid in settlement with the Administrative Committee's approval) or other effects and consequences arising from any act, omission or conduct in their official capacity, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member. Any amounts paid or owing under this Section 12.12 shall be considered as an expense of the Administrative Committee to be paid by the respective Signatory Companies as provided in
Section 12.10 hereof. It is expressly provided, however, that any excise tax assessed against any member or members of the Administrative Committee pursuant to the provisions of Section 4975 of the Code shall not, for the purposes of this Plan and Trust, be considered an expense of the Administrative Committee to be paid by the Signatory Companies as hereinabove provided.

         12.13 Reporting and Disclosure. The Administrative Committee shall file or cause to be filed with the appropriate office of the Internal Revenue Service and the Department of Labor all reports, returns, notices and other information required under the Act or Code, including, but not limited to, the plan description, summary plan description, annual reports and amendments thereto, requests for determination letters, annual reports and registration statement required by Section 6057(a) of the Code, returns and reports required by Section 6047(c) of the Code, and shall provide the Members and their Beneficiaries with such information as may be required by the Act or Code. Nothing contained in this Plan shall give any Member or Beneficiary the right to examine any data or records reflecting the compensation paid to any other Member or Beneficiary.

         12.14 Quarterly Statement to Members. Within one hundred twenty (120) days after the end of each calendar quarter, the Administrative Committee shall transmit to each Member or Beneficiary a written statement showing, as of such calendar quarter:

                  (a) The balance in his Account as of the last day of the preceding calendar quarter;

                  (b) The amount of Deferral Contributions, and Employer Matching Contributions (if any) and Employer Contributions (if any) allocated to his Account for such calendar quarter;

                  (c) The adjustment of his Account to reflect his share of the income, valuation adjustments and expenses of the Trust for such calendar quarter;

                  (d)  The new balance in his Account; and

                  (e) Such other information as may be required under the Code and regulations thereunder.

         12.15 Signatory Company to Supply Information. To enable the Administrative Committee to perform its functions, the Signatory Company shall supply full and timely information to the Administrative Committee on all matters relating to the compensation of all Members, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment and such other pertinent facts as the Administrative

Committee may require; and the Administrative Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrative Committee may rely upon such information as is supplied by the Signatory Company and shall have no duty or responsibility to verify such information.

                                  ARTICLE XIII.

                                     Trustee

         13.1 Acceptance and Holding of Funds. The Trustee shall retain, manage, administer and hold the Trust Fund in accordance with the terms of this Plan and Trust. The Trustee shall receive any securities or other property that are tendered to the Trustee and that the Trustee deems acceptable. The Trustee shall have no duty to compel any Employer Matching Contribution or Employer Contribution to the Trust Fund by a Signatory Company.

         13.2 Responsibility for Actions. The Trustee shall not be responsible for any acts or omissions of the Administrative Committee and may assume that the Administrative Committee is discharging its duties under this Plan until and unless it is notified to the contrary, in writing, by any person known to be a Member of the Plan or by a Signatory Company. If the Trustee receives such notice, the Trustee may exercise its own discretion and may apply to a court of competent jurisdiction for guidance with respect to the disposition of the Trust Fund or any other matter. Any powers granted to the Trustee that are to be exercised according to the direction of the Administrative Committee shall be exercised by the Trustee exactly as directed by the Administrative

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
Committee in a written instrument signed by the person or persons authorized to sign for the Administrative Committee and delivered to the Trustee. The Trustee shall have absolutely no liability for any loss or breach of trust of any kind which may result from any action or failure of action due to its compliance with written direction from the Administrative Committee (whether or not such action is to be taken solely at the direction of the Administrative Committee) or for a failure on the part of the Administrative Committee to give a written direction properly or within a required period of time. The Trustee may accept as true all papers, certificates, statements and representations of fact that are presented to it without investigation or verification if the Trustee believes them to be genuine, to have been signed by the Administrative Committee and to be the act of the Administrative Committee, and may rely solely on the written advice of the Administrative Committee on any question of fact. If at any time the Administrative Committee shall fail to give directions or instructions to the Trustee or to express its consent and approval to proposed action within a reasonable time after consent and approval is requested by the Trustee, the Trustee, although being under no obligation to do so, may act (and shall be protected in so acting) without such directions, instructions, consent or approval and may exercise its own discretion and judgment as seems appropriate and advisable under the circumstances in order to effectuate the purposes of this Plan.

         13.3 Resolutions of Board of Directors. The Trustee shall be fully protected in relying upon a resolution of the Board of

Directors of the Corporation, duly certified by the Corporation's secretary or assistant secretary, as to the membership of the Administrative Committee until a subsequent resolution is filed with the Trustee by the Board of Directors.

         13.4 Judicial Protection. The Trustee may seek judicial protection for any action or proceeding it deems necessary to settle the accounts of the Trustee; a judicial determination or a declaration judgment as to a question of construction of the Plan or Trust; or judicial instruction as to action under this Plan or Trust. The Trustee need join only the Administrative Committee and the Signatory Company as parties defendant although the Trustee may join other parties. The district court of Harris County, Texas, shall have jurisdiction and venue in all such matters.

         13.5 Dealings with Third Parties. No person dealing with the Trustee shall be required to verify the application by the Trustee for Trust purposes of any money paid or other property delivered to the Trustee. All persons dealing with the Trustee shall be entitled to rely upon the representations of the Trustee as to its authority and are released from any duty of inquiry with respect thereto. Any action of the Trustee hereunder shall be conclusively evidenced or all purposes of this Agreement by a certificate duly signed by the Trustee, and such certificate shall be conclusive evidence of the facts recited therein and shall fully protect all persons relying upon the truth thereof. Any person dealing with the Trustee in good faith shall not be required to inquire whether the Administrative Committee has instructed the Trustee or whether the Trust is otherwise authorized to take or omit any action. Any

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
such person shall be fully protected in acting upon any notice, resolution instruction, direction, order, certificate, opinion, letter, telegram or other document believed by such person to be genuine, to have been signed by the Trustee and to be the act of the Trustee.

         13.6 Annual Accounting by Trustee. Within sixty (60) days after the end of each Plan Year, the Trustee shall render to the Administrative Committee and to each Signatory Company a written accounting of its administration of the Trust Fund showing all receipts and disbursements during the preceding Plan Year and the market value of the assets of the Trust Fund as of the end of such Plan Year. The written approval of any accounting by the Administrative Committee as to all matters and transactions stated or shown herein relating to the Trust shall be final and binding upon the Administrative Committee, each Signatory Company and upon all persons who shall then be or shall thereafter become interested in such Trust and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting as if such accounting had been settled by decree of a court of competent jurisdiction. The failure of the Administrative Committee to notify the Trustee of its disapproval of such accounting within ninety (90) days after receipt of any such accounting shall be equivalent to written approval. The Trustee shall have, nevertheless, the right to have its accounts settled by judicial proceeding. The records of the Trustee as to the Trust Fund may be inspected by the Administrative Committee or Signatory Company during normal business hours of the Trustee.

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
         13.7 Preparation of Quarterly Statement to Members. The Trustee shall provide any assistance and information requested by the Administrative Committee in conjunction with the preparation of the quarterly statements to Members in accordance with Section 12.14.

         13.8 Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) days' written notice to the Corporation. Such notice may be waived by written consent of the Corporation. Upon such resignation, the Trustee shall within a reasonable time render to the Administrative Committee and to each Signatory Company a written account of its administration of the Trust for the period following that which was covered by the last annual accounting, through the effective date of resignation.

         13.9 Removal of Trustee. The Corporation may remove any Trustee at any time by giving sixty (60) days' written notice. Such notice may be waived by written consent of the Trustee being removed. In the event of removal, the Trustee shall be under the same duty to settle it accounts as provided in
Section 13.6 above.

         13.10 Appointment of Successor Trustee. The resignation or removal of a Trustee shall not terminate the Trust. In the event of a vacancy in the position of Trustee at any time, the Corporation shall designate and appoint a successor Trustee. Any successor Trustee, upon executing an acknowledged acceptance of the trusteeship and upon settlement of the accounts and discharge of the retiring Trustee, shall be vested, without further act on the part of anyone, with all the estates, titles, rights, powers, duties and discretions granted to the retiring Trustee. The

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
retiring Trustee shall execute and deliver such assignments or other instruments as may be deemed advisable by the successor Trustee.

         13.11 Trustee's Compensation and Expenses. The Trustee may receive such reasonable compensation as may be agreed upon from time to time; provided, however, that no person serving as Trustee who receives full-time compensation from a Signatory Company or group of Signatory Companies shall receive compensation from the Trust Fund except for reimbursement of expenses properly and actually paid. All brokerage costs, transfer taxes and expenses incurred in connection with the investment and reinvestment of the Trust Fund, all income taxes or other taxes of any kind whatsoever which may be levied or assessed under existing or future laws upon or with respect to the Trust Fund, and any interest which may be payable on money borrowed by the Trustee for the purposes of the Trust, shall be paid from the Trust Fund, and, until paid, shall constitute a charge upon the Trust Fund. All other administrative expenses incurred by the Trustee in the performance of its duties, including fees for legal, appraisal and accounting services rendered to the Trustee, such compensation to the Trustee as may be agreed upon in writing from time to time between the Corporation and the Trustee, all premiums for bonds required under
Section 13.12 hereof and all other proper charges and disbursements of the Trustee, shall be paid by each Signatory Company in the proportion that the total amount in the Accounts of the Members of such Signatory Company bears to the total amount in the Accounts of the Members of all Signatory Companies; provided, however, that at the

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
election of all of the Signatory Companies, such expenses (except premiums for required bonds under Section 13.12 hereof) may be paid from the Trust Fund. It is expressly provided, however, that any excise tax assessed against any Trustee pursuant to the provisions of Section 4975 of the Code shall not, for the purposes of this Plan and Trust, be considered an expense of the Trust to be paid by the Signatory Companies as hereinabove provided.

         13.12 Bonds. Unless otherwise specifically exempted by federal statute or regulations promulgated thereunder, each and every Trustee shall be required to give bond for the faithful performance of its duties, the amount of which shall be fixed at the beginning of each Plan Year. The amount of each bond shall be determined annually by the Board of Directors of the Corporation but shall not be less than ten percent (10%) of the amount of funds handled. Unless otherwise required by the Secretary of Labor, however, no bond shall be less than one thousand dollars ($1,000) nor more than five hundred thousand dollars ($500,000). For purposes of fixing the amount of the bond, the amount of funds handled by the Trustee shall be determined by the funds handled by the Trustee during the preceding Plan Year, or, if the Plan had no preceding Plan Year, the amount of funds to be handled during the current Plan Year by the Trustee. The bond shall provide protection to the Plan against loss by reason of acts of fraud or dishonesty on the part of the Trustee, directly or through connivance with others. However, this Section 13.12 shall not apply as to any Trustee who is also a member of the Administrative

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
Committee and has given bond as required by Article XI, Section 12.11 hereof.

         13.13 Indemnity. The Signatory Companies shall indemnify and save the Trustee harmless from any and all claims, losses, damages, expenses (including counsel fees approved by the Trustee) and liabilities (including any amounts paid in settlement with the Trustee's approval) or other effects and consequences arising from any act, omission or conduct in its official capacity, except when the same is judicially determined to be due to the gross negligence or willful misconduct of the Trustee. Any amounts paid or owing under this
Section 13.13 shall be considered as an expense of the Trustee to be paid by the respective Signatory Companies as provided in Section 13.11 hereof. It is expressly provided, however, that any excise tax assessed against the Trustee pursuant to the provisions of Section 4975 of the Code shall not, for the purposes of this Plan and Trust, be considered an expense of the Trustee to be paid by the Signatory Companies as hereinabove provided.

                                  ARTICLE XIV.

                          Investment Powers of Trustee

         14.1 Standards; Prudent Man Rule. The Trustee shall, in discharging its duties, act solely in the interest of the Members and Beneficiaries of the Plan. It must act exclusively for the purpose of providing benefits to Members and Beneficiaries and for defraying the reasonable expenses of the Plan. The Trustee shall carry out its duties with the same care, skill, prudence and

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
diligence that a prudent man acting in a like capacity would use under conditions prevailing at that time.

         14.2 Powers of Trustee. The Trustee shall have the following authority, rights, privileges and powers in addition to the authority, rights, privileges and powers elsewhere vested in the Trustee and those now or hereafter conferred by law, subject to any limitations stated in this Plan:

                  (a) To hold, manage, control, collect, use (includ ing the power to hold any property unproductive of income) and dispose of the Trust Fund in accordance with the terms of this instrument as if it were the fee simple owner of such Trust Fund; and

                  (b) To keep any or all securities or other property in the name of some other person, partnership or corpora tion with a power of attorney for transfer attached, or in its name without disclosing its fiduciary capacity; and

                  (c) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.4, in a Money Market Fund primarily consisting of high quality money market instruments; and

                  (d) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.4, in a U. S. Government Securities Fund consisting of securities issued or guaranteed by the United States Government and/or its agencies, including, but not limited to, Ginnie Mae certificates, and other government securities and related repurchase agreements; and

                  (e) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.4, in a Total Return Fund consisting of a diversified portfolio of common stocks, preferred stocks, convertible and non-convertible bonds and money market instruments; and

                  (f) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.4, in a Blue Chip Fund primarily consisting of common stocks of large, well-established companies with market capitalizations of at least $1 billion; and

                  (g) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.4, in a Growth Fund primarily consisting of common stocks issued by Companies with consistent sales and earnings which are expected to show high potential for long-term capital growth; and

                  (h) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.4, in a Company Stock Fund in which all amounts are invested in Team, Inc. Common Stock; and

                  (i) To invest and reinvest the Trust assets, as instructed pursuant to Section 14.4, in a Participant Loan Fund in which all amounts are invested in Participant loans with each Participant's contribution allocated to this fund equal to his or her loan from the fund and with earnings based on interest earned by the fund on these loans; and

                  (j) To vote, either in person or by proxy, with or without power of substitution, any stocks, bonds or other securities held by it; to exercise any options appurte nant to any stocks, bonds or other securities for the conversion thereof into other stocks, bonds or secu rities; to exercise any rights to subscribe for additional stocks, bonds or other securities and to make any and all necessary payments thereof; and

                  (k) To collect the principal and income of the Trust as the same may become due and payable and to give binding receipt therefor; and

                  (l) To institute, join in, maintain, defend, compromise, submit to arbitration or settle any liti gation, claim, obligation or controversy in favor of or against the Trust Fund, all in the name of the Trustee and without the joinder of any Member; and

                  (m) From time to time transfer to a common or pooled trust fund maintained by any corporate Trustee hereunder or any affiliate of such Trustee, all or such part of the Trust Fund as the Trustee may deem advisable and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other employees' profit sharing and pension plans established by other public institutions and organizations. The Trustee may, from time to time, withdraw from such common or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable; and

                  (n) To partition any property or interest held as part of the Trust Fund and to pay or receive such money or property necessary or advisable to equalize differ ences; to make any distribution from the Trust Fund in

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
         cash or in kind, or both (including an undivided interest in any property) or in any other manner (including composing shares differently) and to value any property belonging to the Trust Fund, which valuation at all times shall be binding upon the Signatory Company and all Members; and

                  (o) To loan or borrow money in any manner (includ ing joint and several obligations) with or without security, upon such terms as the Trustee may deem advis able regardless of the duration of the Trust created by this instrument and to mortgage (including the making of purchase money mortgages), pledge or in any other manner encumber all or any part of the Trust Fund as the Trustee may deem advisable. However, this Section shall not apply to purchases of Qualifying Employer Securities or Employer Stock; and

                  (p) To select, employ and compensate such lawyers, brokers, banks, investment counsel or other agents or employees and to delegate to them such of the duties, rights and powers of the Trustee (including the power to vote shares of stock) as the Trustee deems advisable in administering the Trust Fund; and

                  (q) To appoint any person or corporation in any state of the United States to act as ancillary Trustee with respect to any portion of the Trust Fund. Any ancillary Trustee shall have such rights, powers, duties and discretions as are delegated to it by the Trustee but shall exercise the same, subject to such limitations or further directions of the Trustee as shall be specified in the instrument evidencing its appointment. Any ancillary Trustee shall be accountable solely to the Trustee and shall be entitled to reasonable compensation; and

                  (r) To exercise all the rights, powers, options and privileges now or hereafter granted to trustees under the Texas Trust Code, except such as conflict with the terms of this instrument. So far as possible, no subsequent legislation or regulation shall limit the rights, powers or privileges granted in this Plan or in the Texas Trust Code, as it now exists. The Trustee shall have, hold, manage, control, use, invest and reinvest, disburse and dispose of the Trust Fund as if the Trustee were the owner thereof in fee simple instead of in trust, subject only to such limitations as are contained herein or such of the laws of the State of Texas as cannot be waived. The instrument shall always be construed in favor of the validity of any act or omission of the Trustee; and

                  (s) To make a loan or loans to Members under such terms and conditions as provided in Article XV hereof.

         14.3 Prohibited Transactions. Except as elsewhere permitted in the Act:

                  (a) The Trustee shall not cause the Plan to engage in a transaction if it knows, or should know, that such transaction constitutes a direct or indirect:

                           (1) Sale, exchange or leasing of any property between
                  the Plan and a party in interest;

                           (2) Lending of money or other extension of credit
                  between the Plan and a party in interest, except for exempt and authorized transactions;

                           (3) Furnishing of goods, services or facilities
                  between the Plan and a party in interest;

                           (4) Transfer to, or use by or for the benefit of, a
                  party in interest of any assets of the Plan; or

                           (5) Acquisition on behalf of the Plan of any
                  Employer Security or Employer Real property in violation of Section 407(a) of said Act.

                  (b) The Trustee who has authority or discretion to control or manage the assets of a Plan shall not permit the Plan to hold any Employer Security or Employer Real Property if it knows, or should know, that holding such security or real property violates Section 407(a) of said Act.

                  (c) The Trustee shall not:

                      (1) Deal with the assets of the Plan in its own
                  interest or for its own account;

                      (2) In his individual capacity or any other capacity
                  act in any transaction involving the Plan on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan or the interests of its Members or Beneficiaries; or

                      (3) Receive any consideration for its own personal
                  account from any party dealing with the Plan in connection with a transaction involving the assets of the Plan.

                  (d) A transfer of real or personal property by a party in interest to the Plan shall be treated as a sale or exchange if the property is subject to a mortgage or similar lien which the Plan assumes or if it is subject to a mortgage or similar lien which a party in interest placed on the property within the ten-year period ending on the date of the transfer.

                  (e) Except as otherwise permitted in the Act:

                           (1) The Plan shall not acquire or hold:

                                    (A) Any Employer Security
                           which is not a Qualifying Employer
                           Security, or

                                    (B) Any Employer Real Property
                           or Qualifying Employer Real Property.

                  (f) For purposes of determining the time at which a Plan acquires Employer Real Property for purposes of this section, such property shall be deemed to be acquired by the Plan on the date on which the Plan acquires the property or on the date on which the lease to the Signatory Company (or Affiliated Company) is entered into, whichever is later.

                  (g) The Trustee shall not acquire any collectibles. For purposes for this subsection, "collectibles" means any work of art, any rug or antique, any metal or gem, any stamp or coin, any alcoholic beverage, or any other tangible personal property specified by the Secretary of Labor or Secretary of the Treasury.

         14.4 Investment of Contributions. Each Member shall have the right to elect, in writing, on a form provided by the Administrative Committee to have the Deferral Contributions and Employer Matching Contributions which are allocated to his Account invested in such classes of investments as are selected by the Administrative Committee and offered for Members' investment on a uniform, nondiscriminatory basis. The Administrative Committee shall then instruct the Trustee to invest the Deferral Contributions and Employer Matching Contributions in the manner and proportions instructed by the Member. The Member may elect any

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
combination of investments in these Funds in increments of five percent (5%).

         A Member may elect to change the investment of his present Kemper Fund Account once each day by contacting Kemper. Such changes will be limited by the rules governing each fund. The investment of future contributions and investment in Team, Inc. stock to be made on his behalf may be changed by notifying the Administrative Committee in writing. All investment election changes must be in increments of five percent (5%). Investment election changes to a Member's present Account or Kemper Fund shall be effective immediately. Investment election changes to the investment of future contributions in Team, Inc. stock shall be effective on the Entry Date coincident with or next following fifteen days after the election change is received by the Administrative Committee.

         As to any other contributions and amounts, including amounts attributable to any Employer Contributions, the Administrative Committee shall have the right to direct the Trustee as to the investment of these amounts in any of the classes of investments made available to the Members under this Plan including the fund containing Team, Inc. Stock. In addition, the Administrative Committee shall retain this right of direction with respect to any other contributions or funds in the Account of a Member for which the Administrative Committee has not received a direction from such Member.

         14.5 Investment Manager. The Corporation's Board of Directors may appoint an Investment Manager as the named fiduciary to

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establish an investment policy and to recommend to the Trustee the investment of the Trust Fund. The Investment Manager shall serve at the will of the Directors. By appointment of an Investment Manager under this Section 14.5, the Corporation intends that such Investment Manager be an "investment manager" as defined under
Section 3(38) of the Act and that such Investment Manager has acknowledged in writing that he is a fiduciary with respect to this Plan.

                                   ARTICLE XV.

                                Loans to Members

         15.1 Application and Limitation. Upon the written application of any Member, the Administrative Committee, in accordance with its uniform, nondiscriminatory policy, may make a loan or loans to such Member. The Trustee shall have no power or responsibility to administer or make interpretations under this Article XV and shall be directed by the Administrative Committee in any action it takes under this Article. If the Member is married at the time of the application, written spousal consent regarding the amount of the loan and the possible reduction of the Member's Account balance as a result of default shall be obtained within the 90-day period ending on the date the loan is made, and such consent shall meet requirements comparable to those set forth in
Section 417(a)(2) of the Code. The preceding sentence shall not apply if the Administrative Committee does not have actual knowledge of such marriage or the Member reasonably demonstrates that the whereabouts of his spouse is unknown.

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         The aggregate amount of all such loans to any Member shall not exceed the lesser of:

                  (a)  $50,000, reduced by the excess (if any) of

                       (i) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which a loan is made, over

                       (ii) the outstanding balance of loans
                            from the Plan on the date on which a
                            loan is made, or

                  (b)  one-half (1/2) of the amount in the Member's
                       Account,

as further limited under Article XV, Section 15.2, unless the Member receiving a loan which exceeds said limitations and the Administrative Committee agree to make such a loan, and further agree that the Member shall be responsible for the payment of any taxes incurred by virtue of such loan. For purposes of computing
(i) the aggregate amount of all loans to any Member, and (ii) the amount in the Member's Account with respect to Section 72(p) of the Code, and or all other purposes of this Article XV with respect to Section 72(p) of the Code, this Plan and all other plans maintained by the Employer, any Affiliated Company, or any other related organization described in Sections 414(b), 414(c) and 414(m) of the Code shall be aggregated and treated as one plan. The amount in the Member's Account will be computed by the Trustee at the time of any such loan. The term loan includes any amount received as a loan under a contract purchased by the Plan, such as a life insurance policy, and any assignment or pledge with respect to such contract.

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
         15.2 Purposes of Loans. Loans shall be made under the provision of this
Article XV: (a) for the purpose of enabling a Member to meet an emergency condition in his financial affairs, such as may result from illness, disability, accident, death, dependent care, or educational needs of the Member or a member of his family or (b) for the purpose of establishing, preserving or improving the residence of the Member or a member of his family. In addition, loans may be made under the provisions of this Article XV one time in a 5-year period for any legal purpose except for the purposes of purchasing securities. In no event can there be more than one loan outstanding at any time. The authority herein granted to the Administrative Committee to approve such loans from the Trust Fund is for the purpose of assisting a Member to meet situations such as those described above and shall not be used as a means of distributing benefits before they otherwise become due. The Administrative Committee shall review Members' applications for loans on case-by-case basis in accordance with its uniform, nondiscriminatory policy.

         15.3 Terms. All loans to Plan Members granted under this provision shall be treated as a segregated composite investment pool of the Trust Fund (as provided in Section 15.6 below) and shall be evidenced by the Member's promissory note payable to the order of the Trustee. The Administrative Committee shall have the right to make any reasonable interpretations to implement the rate of interest charged and shall have the right to modify such interpretations upon proper notice with respect to all future loans. Such loans shall bear simple interest at the prime rate being charged at that time for loans to commercial borrowers by a major bank in Harris County, designated by the Administrative Committee, but in no case shall the Member pay more than the maxi mum legal rate of interest. The terms of any loan shall be arrived at by mutual agreement between the Administrative Committee and the Member pursuant to a uniform, nondiscriminatory policy. The specified maturity date, including extensions, renewals, renego tiations, or revisions, shall not be later than the earlier of (a) the Member's Normal Retirement Date (or date of termination of employment, if earlier), or (b) either five (5) years measured from the date the loan is made by the Trustee, or, in the event of a home loan as described in Section 15.4, ten (10) years measured from the date such home loan is made or such other reasonable period of time as determined under the Code. However, a Member may request a loan with a maturity date later than the above dates provided he agrees, in writing, to be responsible for the payment of any taxes incurred by virtue of such maturity date. Any loan granted under the terms of this Article XV shall be repaid on an installment basis, with substantially equal determinable periodic payments in principal and interest, not less often than quarterly. The borrowing Member's Account shall serve as security for any such loan and the same shall be provided in the promissory note made by the Member. Every loan applicant shall receive a clear statement of the charges involved in each loan transaction. This statement shall include the dollar amount and annual interest rate of the finance charge. Expenses incurred by the Plan in processing a Member's loan shall be charged against the borrowing Member.

         15.4 Home Loans. A home loan is any loan used to acquire any dwelling unit (including, but not limited to, a house, apartment, condominium, or mobile home not used on a transient basis) which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Member.

         15.5 Recourse; Prohibition Against Distributions While Loan Outstanding. No payment out of the Trust Fund shall ever be made to any Member, Beneficiary, or other individual or entity under this Plan unless and until all unpaid loans to such Member, and interest hereon, shall have been satisfied in full. In the event a note is not paid and when due, the Administrative Committee (or Trustee) may, in addition and without resort to such other remedies as it may have under the law, give written notice to the Member sent to his last known address. If the note is not paid within the thirty (30) days from the date of such notice, the amount standing of the credit of the Member's Account in the Trust will be charged with, but not actually reduced by, the amount of the unpaid balance of the loan, together with the interest thereon, and the Member's indebtedness shall thereupon be discharged. The Administrative Committee shall then send a written notice to the Member at his last known address which confirms the amount the Member must include in his income as a distribution from the Plan. At the time an event requiring a distribution from the Trust Fund occurs, such as death, disability, retirement or termination of employment, such amount charged to the Member's Account will be applied to reduce the Member's interest in such Account. If an event normally requiring a distribution, as described above, occurs before any loan is repaid in full, the unpaid balance thereof, together with the interest thereon, shall become due and payable and the Trustee shall first satisfy the indebtedness from the amount in the Member's Account before making any payments to the Member, or to such other individual or entity as determined under this Plan.

         15.6 Treatment of Loan Proceeds. All Member loans under this Article shall be segregated into a separate pooled fund. Each member shall be credited with his share of the repayments of interest received by this fund in proportion to the outstanding balance of his loan to the aggregate of such balances in the fund.

         15.7 Effect on Right to Participate in Plan. Unless such Member leaves the employ of a Signatory Company or withdraws from the Plan temporarily or permanently, such Member shall remain a Member in good standing and shall continue to participate in the Plan.

         15.8 Minimum Loan Amounts. Notwithstanding any other provision of this Plan, no Member shall be eligible for a loan under the provisions of this
Article XV unless the amount such loan, considered separately without regard to or adding back to any other outstanding loans of the Member from the Plan, exceeds the minimum limit uniformly prescribed by the Administrative Committee. Under current Department of Labor regulations this limit may not be greater than $1,000.00.

                                  ARTICLE XVI.

                            Amendment and Termination

         16.1 Amendment - General. The Corporation shall have the sole right to amend this Plan. In the event of any such amendment, each

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
other Signatory Company shall be deemed to have consented to the amendment unless it notifies the Corporation, in writing, that it refuses to ratify the amendment. In the event that a Signatory Company refuses to ratify to any such amendment, such refusal to ratify shall constitute a withdrawal from this Plan by such Signatory Company. Upon the delivery by the Corporation to the Trustee of a certified copy of the resolution authorizing an amendment of this Plan, this Plan shall be deemed to have been so amended and all Members and other persons claiming any interest hereunder shall be bound thereby; provided, that no amendment:

                  (a) Shall have the effect of vesting in any Signatory Company any interest in any property held subject to the terms of the Trust; or

                  (b) Shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the present or future Members and Beneficiaries; or

                  (c) Shall substantially increase the duties or liabilities of the Trustee without its written consent; or

                  (d) Shall (except as permitted by law) reduce benefits of a Member.

         For purposes of this paragraph, a plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Member who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Member's vested Account balance determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

         16.2 Amendments Necessary to Comply with Intentions of Signatory Companies. It is the intention of each Signatory Company that its Employer Matching Contributions and Employer Contributions to this Plan be deductible under the applicable provisions of the Code, that such Employer Matching Contributions and Employer Contributions not be subject to withholding under the Code or the Federal Insurance Contributions Act; and that such Employer Matching Contributions and Employer Contributions not be subject to the Fair Labor Standards Act of 1938, as amended, as part of the "regular rate". The Corporation shall make such amendments to this Plan as may be necessary to carry out these intentions. All amend ments to his Plan which may be required for the purpose of real izing the intentions above stated may be made retroactively.

         16.3 Termination with Respect to Signatory Company Without Establishment of a Successor Plan. A termination of this Plan by any Signatory Company, as provided below in this Section 16.3, without establishment of a successor plan, shall constitute a termination only with respect to such Signatory Company and such termination shall not constitute a termination of this Plan with respect to any other Signatory Company. This Plan shall terminate as to a Signatory Company upon the happening of any of the following events:

                  (a) The approval of the Administrative Committee of a written request by such Signatory Company to terminate the Plan, effective as of the last day of the Plan Year in which such consent is issued;

                  (b) Adjudication of the Signatory Company as a "debtor" under the Bankruptcy Act of 1978 or general assignment by the Signatory Company to or for the benefit of creditors or dissolution of the Signatory Company; and/:

                  (c) Twenty-one (21) years following the death of the last surviving original Member living at the time this Plan was adopted by the Signatory Company; provided, however, that this Section 16.3(c) shall be effective only in the event that the Rule Against Perpetuities is applicable to the Trust established under this Plan.

Upon termination of this Plan by any Signatory Company without establishment of a successor plan, the Administrative Committee and the Trust will continue until the Plan benefit of each Member has been distributed. Plan benefits shall be computed and, if necessary, the Trust Fund shall be partially or totally converted to a liquid posture to permit an efficient and equitable distribution. The Signatory Company will give written notice to the District Director of the Internal Revenue Service of the fact that the Signatory Company has terminated or partially terminated the Plan.

         Distributions made on account of Plan termination shall be in accordance with the provisions of Article IX of the Plan and in compliance with any applicable requirements of the Code or other statutory or regulatory agency.

         Upon termination of the Plan, a Member who is partially vested in amounts in his Account attributable to Employer Matching Contributions and Employer Contributions as of such Plan termination shall immediately be fully vested in accordance with the provisions of Article VII, Section 7.8 of the Plan. Distributions on account of termination of the Plan shall be made in accordance with the distribution alternatives set forth in Article IX, Section
9.3 of the Plan.

         16.4 Continuation of Plan and Trust by Successor. This Trust shall not be considered terminated upon the dissolution or liquidation of a Signatory Company in the event that a successor to the Signatory Company, by operation of law or by the acquisition of its business interests, shall elect to continue this Plan and Trust as provide in Article XVI hereof.

                                  ARTICLE XVII.

                        Continuance of Plan by Successor

         17.1 Adoption of Plan by Successor. In the event of the consolidation or merger of any Signatory Company or the sale by any Signatory Company of its assets, the resulting successor person, persons, or corporation may continue the Plan by direction from such person, (if not a corporation); or (if a corporation) by adopting the same resolution of its Board of Directors and by executing a proper supplemental Trust Agreement with the Trustee. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such successor neither adopts this Plan as provided herein nor adopts a successor plan for the benefit of the employees of the Signatory Company, then the

Plan automatically shall be terminated and the Trust Fund shall be distributed exclusive to the Members or their Beneficiaries in the manner provided Article XVI, Section 16.3.

                                 ARTICLE XVIII.

                    Merger of Plan or Transfer of Plan Assets

         18.1 Transfer, Consolidation or Merger with Another Plan. In the event of (1) a merger or consolidation of the Plan with any other plan or (2) a transfer of assets and liabilities of the Plan to any other plan, each Member of the Plan will (if the Plan then terminated) be entitled to receive a benefit immediately after such merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated).

                                  ARTICLE XIX.

                     Adoption of Plan by a Signatory Company

         19.1 Method of Adoption. Any Affiliated Company (or other business organization) except those with a payroll system which is incompatible with the Corporation's or otherwise, in the determination of the Administrative Committee, incapable of making the computations and accountings necessary to administer the Plan may, with the approval of the Corporation, adopt this Plan for all or any classification of its Employees, as permitted by Section 401(a) of the Code. The Plan should be adopted by the Affiliated Company in a manner which indicates the following:

                  (a) The particular classification or classifications of its Employees which are to be eligible for membership in the Plan; and

                  (b) Its agreement to be bound as a Signatory Company by all the terms, provisions, conditions and limitations of this Plan with respect to its Employees eligible for membership in this Plan; and

                  (c) Any other information required by the Administrative Committee or the Trustee with reference to Employees or Members.

This Plan may be adopted by compliance with the foregoing conditions on or before the end of any Plan Year.

         19.2 Withdrawal from the Plan. Subject to the consent of the Corporation, any Signatory Company may at any time withdraw from or discontinue its participation in this Plan either by failure to consent to an amendment as provided in Article XVI, Section 16.1 or by giving written notice of such withdrawal to the Trustee and may cause to be segregated from the Trust Fund that part of the assets held in the Trust Fund for the Accounts of the Members employed by such Signatory Company at the date of such discontinuance. A withdrawal, whether or not voluntary, from this Plan by a Signatory Company shall not of itself constitute a termination of the Plan with respect to such Signatory Company. A Signatory Company which withdraws, voluntarily or involuntarily, from this Plan shall, as soon as may be practicable, adopt a comparable employee benefit plan and trust which shall qualify under Section 401(a) of the Code. The withdrawing Signatory Company shall then file with the Trustee a written instrument evidencing its discontinuance in this Plan and shall likewise file with the Trustee a certification by the Administrative Committee authorizing the segregation from the Trust Fund of the assets attributable to the Members employed by such Signatory Company. In the event of segregation as hereinabove provided, the Trustee shall deliver to the successor Trustee such part of the Trust Fund as may be determined by the Administrative Committee to constitute the appropriate share of the Trust Fund then held with respect to the Members employed by such Signatory Company. Such former Signatory Company will thereafter exercise with respect to such Plan and Trust all of the rights and powers which may be reserved to such Signatory Company under the terms of the written instruments providing for such segregation as aforesaid. Such segregating Signatory Company shall likewise file with the successor Trustee such other written instruments as may be necessary in order to make effective the continuance as a separate trust (as though such Signatory Company were the sole creator thereof) of the assets so segregated in accordance with the provision of this Plan or in accordance with such other plan as may be mutually agreed upon between such Signatory Company and a successor Trustee.

                                   ARTICLE XX.

                       Recovery of Employer Contributions

         20.1 Initial Approval By Internal Revenue Service. Not withstanding any other provision of this Plan and Trust Agreement, it is specifically understood that this Plan and Trust Agreement is adopted and executed by the Signatory Company upon the condition precedent that the Plan and Trust shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Code and the regulations and rulings issued thereunder with respect to salary deferral plans and trusts so that the Signatory Company will be permitted to deduct for federal income tax purposes the amount of the Deferral Contributions, Employer Contributions (if

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any) and its Employer Matching Contributions (if any) to the Trust under the
Plan, that such Deferral Contributions, Employer Contributions (if any) and Employer Matching Contributions (if any) will not be taxable to the Members as income when made and that the Trust will be exempt from federal income tax. In the event the Internal Revenue Service shall rule that the Plan and Trust are not so approved and qualified, all Deferral Contributions, Employer Contributions (if any) and all Employer Matching Contributions (if any) made to the Trust under the Plan by a Signatory Company prior to the initial determination by the Internal Revenue Service as to the qualification of the Plan and Trust shall revert and be repaid by the Trustee to the Signatory Company. No Member, Eligible Employee, Employee or other person shall have any right to the Employer Matching Contributions (if any) or Employer Contributions (if any). However, Deferral Contributions allocated to each Member's Account shall be paid to such Member. If the Corporation shall determine, however, in consultation with the Commissioner's representatives, that such failure of qualification may be cured by steps that the Corporation deems will be in the interest of it and its Employees, the Corporation may elect to amend the Plan and/or Trust in order to achieve such qualification rather than cause the reversion of Deferral Contributions, Employer Contributions (if any) and Employer Matching Contributions (if any) as herein provided.

         20.2 Conditioned on Deductibility. All employer contributions of any kind to this Plan are expressly made conditioned on being allowed a deduction to the Signatory Company for federal income tax purposes.

         20.3 Limitations. In the event of the return of any Employer Contributions to the contributing Employer for any reason permitted under law as authorized by this Plan, the amount to be so returned shall not include any income or other earnings while held in the Trust, and such amount to be so returned shall not be reduced by any losses attributable to such amount while held in the Trust.

                                  ARTICLE XXI.

                                  Miscellaneous

         21.1 Plan is a Voluntary Undertaking by the Signatory Company. The adoption and maintenance of this Plan and Trust are strictly voluntary undertakings on the part of the Signatory Company and shall not be deemed to be a contract between the Signatory Company and any Employee. Nothing contained herein shall be deemed to give any Employee the right to be retained in the employment of the Signatory Company, to interfere with the rights of the Signatory Company to discharge any Employee at any time or to interfere with an Employee's right to terminate his employment at any time.

         21.2 Benefit Provided Solely by the Trust Fund. All benefits payable under this Plan shall be paid or provided for solely from the Trust and the Signatory Company assumes no liability or responsibility therefor.

         21.3 Nonalienation. No benefit payable or to become payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same by a Member or Beneficiary prior to distribution as herein provided shall be absolutely and wholly void, whether such conveyance, transfer, assignment, mortgage, pledge or encumbrance be intended to take place or become effective before or after the expiration of the period herein fixed for the continuance of the said Trust estate; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage or pledge by a Member or Beneficiary hereunder of any part of the Trust estate or any interest therein and shall never be required to pay any money or thing of value thereon or therefor, to any creditor of a Member or Beneficiary or upon any debt created by a Member or Beneficiary for any cause whatsoever. For purposes of this Section 21.3, a loan made to a Member or Beneficiary pursuant to Article XV hereof shall not be treated as an assignment or alienation if such loan is secured by the Member's vested interest in the amount standing as a credit to his Account and is exempt from the tax imposed by Section 4975 (relating to tax on prohibited transactions) of the Code, as amended by the Act. This provision shall not apply to a "qualified domestic relations order" defined in Section 414(p) of the Code, and those other domestic relations orders permitted to be so treated by the Administrative Committee under the provisions of the Retirement Equity Act of 1984. The Administrative Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse of a surviving spouse for all purposes under the Plan.

         21.4 Applicable Law. The provisions of this Plan shall be construed, administered and enforced according to the Code, as amended, the Act, and, to the extent applicable, the laws of the State of Texas. All contributions to and distributions from the Trust shall be deemed to take place in the State of Texas. The Trustee or Signatory Company may at any time initiate any legal action or proceeding for the settlement of the accounts of the Trustee, or the determination of any questions (including questions of construction which may arise) or for instruction, and the only necessary parties to such action or proceeding shall be the Trustee and the Signatory Company, except that any other person or persons may be included as parties defendant at the elections of the Trust and the Signatory Company.

         21.5 Construction. Unless the context clearly indicates to the contrary, the masculine gender shall include the feminine and neuter, and the singular shall include the plural. The words "hereof," herein," hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section.

         21.6 Reference to Code or Act Sections. Reference to the provision of any particular Section of the Code or Act shall be deemed reference to any Section of the Code or Act which may hereafter contain the same or similar provisions.

         21.7 Binding Agreement. This Plan shall be binding upon the adopting Signatory Companies, the Trustee and their respective successor and assigns, and upon the Members, their Beneficiaries and their respective heirs and legal representatives.

         21.8 No Joint Venture Implied. The adoption of this Plan by any Signatory Company shall not create a joint venture or partnership relationship between it and any other party hereto, nor shall such action ever be construed as having that effect. Any rights, duties, liabilities or obligations assumed hereunder by each participating Signatory Company or imposed upon it as a result of the terms and provisions of this Plan, shall relate to and affect such Signatory Company alone.

         21.9 Copies of Plan Available. Copies of this Plan and any and all amendments thereto shall be made available for inspection at all reasonable times at the principal office of the Signatory Company to all Employees, and any Employee may obtain a copy of them upon request and the payment of a reasonable reproduction fee.

         21.10 Titles and Headings. The titles to and headings of paragraphs in this Plan are for convenience and reference only and, in the event of any conflict, the text of this Plan and Trust, rather the such titles or headings, shall control.

         21.11 Counterparts. This Plan and all amendments thereto may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may be sufficiently evidenced by any one counterpart.

         21.12 Severability. If any provision of this Plan and Trust shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof, but each provision shall be fully severable and the Plan and Trust shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

         21.13 Agent for Service of Legal Process. The President of the Corporation is hereby designated as agent of the Plan for the service of legal process. Such designated agent may be changed from time to time by action of the Board of Directors of the Corporation in writing, and such changes shall become effective upon notification of the U.S. Secretary of Labor.

         21.14 Withholding; Reports. The Trustee shall withhold Federal income tax from all distributions from the Trust Fund to any Distributee (or, alternatively direct the Trustee to do so, providing the Trustee with such information as may be required under Treasury Regulations), unless such Distributee elects a direct rollover of the distribution. For purposes of this Sec tion 21.14, Distributee means the Member or other individual or entity entitled to a distribution under this Plan. The manner and amount of withholding will be determined pursuant to Section 3405 of the Code and the regulations thereunder. The Distributee shall be timely provided with notice of Distributee's right to elect a direct rollover to any distribution, notice of the method of making such election, and notice of any other information required under

Section 401(a)(31) or Section 3405 of the Code. Procedures with respect to such notice requirements and the Distributee's election shall be determined pursuant to Section 3405 of the Code and the regulations thereunder. The Trustee shall maintain records, and make returns and reports with respect to distributions and withholding thereof, if any, as required under Section 6047(e) of the Code and the regulations thereunder. In addition, the Trustee shall make any reports required under Sections 402(f) and 6652(j) pertaining to explanations to recipients of lump sum distributions from the Plan.

         21.15 Single Plan. The Plan shall be administered, accounted for and otherwise treated as a single plan with respect to all the Signatory Companies that adopt this Plan.

         IN WITNESS WHEREOF, this Ninth Amendment and Restatement to the Team, Inc. Salary Deferral Plan has been entered into and is effective on the dates set forth above.

                                       TEAM, INC.

                                       By: /s/  WILLIAM A. RYAN
                                           -------------------------------
                                           William A. Ryan, President


                                           /s/  CLARK A. INGRAM
                                           -------------------------------
                                           Clark A. Ingram, Trustee

THE STATE OF TEXAS

COUNTY  OF  HARRIS

         BEFORE ME, the undersigned authority, on this day personally appeared William A. Ryan, known to me to be the person whose name is subscribed to the foregoing instrument as President of Team, Inc., and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated, as the act and deed of said Corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this the 15th day of April, 1996.

                                       /s/  RENEE PIERCE
                                       ---------------------------------
                                       NOTARY PUBLIC IN AND FOR
                                       THE STATE  OF  T E X A S

                                       My Commission Expires:

THE STATE OF TEXAS

COUNTY  OF  HARRIS

         BEFORE ME, the undersigned authority, on this day personally appeared Clark A. Ingram, known to me to be the person whose name is subscribed to the foregoing instrument as Trustee, and acknow ledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this the 15th day of April, 1996.

                                       /s/  RENEE PIERCE
                                       ----------------------------------
                                       NOTARY PUBLIC IN AND FOR
                                       THE STATE OF TEXAS

                                       My Commission Expires:

                                   APPENDIX A

         The following provisions of the Plan are effective January 1, 1987:

         Sections 1.3, 1.4, 1.14, 1.20, 1.24, 1.25, 1.26, 1.27 and 1.36.

         Article III